UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8352

                                   LKCM Funds
               (Exact name of registrant as specified in charter)

                       c/o Luther King Capital Management
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)


                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036
                     (Name and address of agent for service)

                                 1-800-688-LKCM
               Registrant's telephone number, including area code


Date of fiscal year end: December 31

Date of reporting period:  December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.


                      ------------------------------------
                                      LKCM
                                      FUNDS
                      ------------------------------------

                           LKCM Small Cap Equity Fund
                                LKCM Equity Fund
                               LKCM Balanced Fund
                             LKCM Fixed Income Fund
                             LKCM International Fund

                                  Annual Report
                                December 31, 2004

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                          ONE       FIVE YEAR     TEN YEAR      AVG.
                                                          YEAR       AVERAGE      AVERAGE      ANNUAL
                                                          TOTAL     ANNUALIZED   ANNUALIZED     TOTAL
                                                         RETURN       RETURN       RETURN      RETURN
                                INCEPTION     NAV @       ENDED       ENDED        ENDED        SINCE
FUNDS                             DATES      12/31/04    12/31/04    12/31/04     12/31/04     INCEPT.
-----                             -----      --------    --------    --------     --------     -------
LKCM Equity Fund -
  Institutional Class             1/3/96      $13.09       7.88%       1.13%         N/A        8.75%
  S&P 500 Index(1)                                        10.88%      -2.30%         N/A        9.45%

LKCM Small Cap Equity Fund -
  Institutional Class             7/14/94     $21.46      22.09%      11.67%       14.51%      14.34%
  Russell 2000 Index(2)                                   18.33%       6.61%       11.54%      11.27%

LKCM Small Cap Equity Fund -
  Adviser Class                   6/5/03      $21.36      21.76%        N/A          N/A       28.27%
  Russell 2000 Index(2)                                   18.33%        N/A          N/A       26.82%

LKCM International Fund          12/30/97      $9.40      11.59%      -5.05%         N/A        2.78%
  MSCI/EAFE Index(3)                                      20.70%      -0.80%         N/A        5.66%

LKCM Balanced Fund               12/30/97     $11.85       7.10%       1.52%         N/A        4.72%
  S&P 500 Index(1)                                        10.88%      -2.30%         N/A        4.76%
  Lehman Bond Index(4)                                     3.04%       7.21%         N/A        6.40%

LKCM Fixed Income Fund           12/30/97     $10.42       2.77%       6.43%         N/A        5.54%
  Lehman Bond Index(4)                                     3.04%       7.21%         N/A        6.40%

      Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the fund may be lower or higher that the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

(1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

(2) The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $900 million.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

(4) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

2004 ended on a positive note as the U.S. economy continued to expand and the stock market sprinted ahead. The resolution of the long Presidential campaign process and the reprieve, at least temporarily, from higher gasoline prices left consumers in a much better mood. In fact, the Consumer Confidence Index improved dramatically at the end of the year. The late year surge left the major U.S. stock market indexes in positive territory, with most of the gain coming during the 4th quarter. Corporate operating profits were strong in 2004 and exceeded most forecasts. Profits benefited from high levels of productivity, tax reduction, low interest rates, the weak dollar, and a relatively strong global economy. These positives more than offset the pressure from rising commodity prices. It is worth noting that the strong earnings gains from the energy and financial sectors of the market had a very positive impact on the overall growth in corporate profits. We expect 2005 to produce good, but decelerating, corporate profit growth. Given the strength in corporate profit growth, corporate cash flow was also strong in 2004. We expect strong cash flow to continue in 2005 based on our earnings growth forecast. In 2004, the increase in capital spending on the part of corporations was good, but not to the extent we expected. The war in Iraq, increased regulation, and uncertainty over the outcome of the election resulted in corporate managements acting cautiously. Increased capital spending could prove to be an unexpected positive in 2005. Strong corporate cash flow and slower than expected capital spending resulted in improved balance sheets. The corporate sector was a net saver, which helped offset the continued low savings rate of the household sector. The slower than expected rise in capital spending was one of the causes of slower than expected gains in employment. Employment gains were positive but were less than projected by some economists.

We expect that stronger corporate balance sheets will result in higher capital spending and an increase in merger and acquisition activity in 2005. The weak dollar may also contribute to an increase in cross-border merger and acquisition activity. Easy credit, resulting from accommodative monetary policy and competition in the financial sector, will also encourage capital spending and merger and acquisition activity. In addition, narrow credit spreads between high and low quality bonds will stimulate more financing activity and, in turn, help continue the economic expansion. The improvement in balance sheets will result in more companies paying dividends, as well as increases from companies currently paying dividends. The dividend payout ratio for companies is historically low and will likely increase, especially given that the dividend tax rate is also at historically low levels. Stronger balance sheets will also result in additional share repurchases and more mergers and acquisitions going forward.

Issues that continue to concern us are the value of the U.S. dollar and energy prices. The U.S Federal budget deficit and the trade imbalance were the primary drivers of the U.S. dollar's decline. It is important that confidence in the value of the dollar be maintained in order for the dollar's decline to remain orderly. We expect to see an improvement in the trade deficit resulting from a lower dollar and the possibility of China revaluing its currency upward. The strong U.S. economy should generate more tax revenues than currently forecast, and there will be some effort to slow the growth in U.S. government spending. These events will cause the budget deficit to be smaller than currently forecast. The current and future cost of the Social Security and Medicare programs are huge and represent a long-term challenge for funding. The dollar looks to be weaker this year; however, we expect more rallies than in 2004. We have been forecasting higher energy prices for some time based on the industry's inability to keep up with global demand growth. We still believe the price trend for oil and natural gas is higher as the result of strong demand from the global economy and a long period of under investment in new reserves and energy-related infrastructure. Energy markets have historically been volatile and after a big price move up in 2004, it won't surprise us to see some leveling off or even downward pressure on prices in 2005. That said, over the next several years, and assuming a growing global economy, we believe that oil and gas prices will move higher. The Federal Reserve Board continues to raise short-term interest rates, to keep inflation in check, as our economy continues to expand. Their goal is not to choke off the economy but to make sure it doesn't overheat. As a result, the yield curve has flattened (the difference between short term rates and long term rates), as long term rates have held basically steady. We continue to believe that the stock market will outperform the bond market and are therefore keeping bond maturities relatively short.

We believe that stock prices will rise in 2005 but that we are likely to be in a low-return environment for most asset classes. The valuation of the equity market seems reasonable, not cheap, when based on current earnings and future earning prospects. With interest rates likely to rise, with earnings growth rates slowing, and with markets being reasonable but not cheap, the stock market is likely to be more volatile than in 2004. Dividends have historically been a significant part of the stock market's historical total return. We believe that shares of competitively advantaged, higher quality, dividend-paying companies will perform relatively well this year and that investment portfolios should remain well diversified. We still have a positive outlook on both our economy and stock markets.

The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid to large sized companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. For 2004, the Fund returned 7.88% vs. the S&P 500's 10.88% return. As of December 31, 2004, the total net assets in the portfolio were $37.2 million with 93.3% of the net assets invested in common stocks and 6.7% in cash reserves, net of liabilities. The second half of 2004 was a respectable period for our investors. Our performance benefited from our overweight position in the Energy sector, the best performing sector this year. The Technology sector investments hindered our overall performance during the period. The Fund remains well positioned with a broadly diversified portfolio of quality companies.

The LKCM Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund's Institutional Class during the year was 22.09% vs. the Russell 2000's 18.33% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of December 31, 2004, the total net assets of the portfolio were $352.3 million with 96.0% of the net assets invested in common and preferred stocks and 4.0% in cash reserves, net of liabilities. We generated strong returns for our investors in the second half of 2004. Positive stock selection and sector allocation decisions both contributed to our results. Our decisions to overweight Energy and underweight both the Financials and Technology sectors all proved valuable to our results.

The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. We believe our diversified, total return approach proved successful during 2004 as the Fund returned 7.10% vs. the 10.88% return in the S&P 500 and the 3.04% return in the Lehman Index for the year ended December 31, 2004. As of December 31, 2004, total net assets were $8.4 million and the asset mix contained 70.5% common stocks, 0.9% convertible securities, 27.0% corporate bonds, 0.6% in government bonds, and 1.0% in cash reserves, net of liabilities. The equity sector of the Fund contributed the majority of the Fund's returns for the year. Within the equity sector, our Energy exposure added significantly to our performance while Technology slightly underperformed. We believe the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors.

The LKCM Fixed Income Fund's main objective is current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, short to intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. The Fund had an average duration at December 31, 2004, of 3.2 years and an average quality rating of single A. Relative to the comparable benchmark, the portfolio had a higher percentage of its assets invested in corporate bonds and had a shorter average duration. The Fund's higher exposure to credit was additive to our results, while the shorter duration focus detracted from them. During 2004, the Fund returned 2.77% vs. 3.04% for the Lehman Government Credit Intermediate Index. As of December 31, 2004, total net assets were $93.3 million and the asset mix was 84.5% in corporate bonds and first mortgage bond, 9.8% in U.S. Treasury Notes and Government Agency Debt, and 5.7% in cash and cash equivalents, net of liabilities.

The LKCM International Fund currently owns shares of the TT EAFE Fund and comments from TT International Investment Management follow this letter.

At LKCM, our investment objective is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM through your investment in these Funds.


/s/ Luther King

J. Luther King, Jr., CFA
January 28, 2005

Please refer to the Schedule of Investments found on pages 21-32 and 59-62 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

                     TT International Investment Management

Portfolio returns were positive during 2004, helped by strong gains during November and December. The Fund progressed 11.6%, although this was behind the benchmark. Equity markets were volatile at the start of the year as the terrorist attacks in Madrid, fears over the future of U.S. interest rates and a slowdown in China's rapid growth rate weighed on investor sentiment. In the second half of 2004, investors' attention shifted towards the price of oil as it reached historic highs on concerns about the stability of the Middle East and any impact on supply. As a consequence the performance of the Fund suffered in relative terms - we remained significantly underweight oils due to our belief that the long-term outlook for firms in the sector is challenged. However, towards the end of the year, lower oil prices and improving economic data helped fuel a post-U.S. election rally in November and December which was accompanied by a healthy pick-up in volumes in global equity markets. In relative terms, the strongest positive returns came from Financials and Telecommunication Services, while Consumer Discretionary was most costly because of negative stock selection.

Past performance does not guarantee future results.

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                                       7

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund compared to the Fund's representative market indices. The LKCM Small Cap Equity Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                             PAST         PAST          PAST           SINCE
                            1 YEAR       5 YEARS      10 YEARS      INCEPTION(1)
--------------------------------------------------------------------------------
LKCM SMALL
  CAP EQUITY
  FUND -
  INSTITUTIONAL
  CLASS                     22.09%        11.67%        14.51%        14.34%
--------------------------------------------------------------------------------
Russell 2000
Index                       18.33%         6.61%        11.54%        11.27%
--------------------------------------------------------------------------------
Lipper Small-Cap
Core Fund
Index                       18.37%         9.06%        12.99%        12.74%
--------------------------------------------------------------------------------

(1)   July 14, 1994

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Institutional Class

Line Chart:

             LKCM Small Cap                Russell 2000       Lipper Small
             Equity Fund -                 Total Return       Cap Core
             Institutional Class $40,717   Index $30,580      Fund Index $35,064
7/94         10000                         10000              10000
12/94        10500                         10277              10343
6/95         12170                         11642              11874
12/95        13839                         13065              13522
6/96         16157                         14437              15418
12/96        17392                         15228              16051
6/97         19526                         16777              17746
12/97        21404                         18614              19620
6/98         22102                         19595              20750
12/98        20064                         18198              18908
6/99         22042                         19880              19953
12/99        23440                         22083              22723
6/00         24930                         22757              24666
12/00        26105                         21439              24298
6/01         27334                         22898              25899
12/01        28064                         21995              26029
6/02         29004                         21036              24618
12/02        24758                         17550              21021
6/03         27343                         20686              24034
12/03        33356                         25839              29619
6/04         37500                         28000              32000
12/04        40717                         30580              35064

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                      PAST             SINCE
                                                     1 YEAR         INCEPTION(1)
--------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND -
  ADVISER CLASS                                      21.76%            28.27%
--------------------------------------------------------------------------------
Russell 2000 Index                                   18.33%            26.82%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Fund Index                     18.37%            26.56%
--------------------------------------------------------------------------------

(1)   June 5, 2003

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Adviser Class

Line Chart:
           LKCM Small Cap             Russell 2000
           Equity Fund -              Total Return         Lipper Small Cap Core
           Adviser Class $14,813      Index $14,530        Fund Index $14,473
6/03       10000                      10000                10000
12/03      12165                      12280                12228
12/04      14813                      14530                14473

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $535 million.

The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of 30 small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth figure, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund compared to the Fund's representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                               PAST         PAST         PAST          SINCE
                              1 YEAR       3 YEARS      5 YEARS     INCEPTION(1)
--------------------------------------------------------------------------------
LKCM EQUITY
  FUND -
  INSTITUTIONAL
  CLASS                        7.88%        4.35%        1.13%         8.75%
--------------------------------------------------------------------------------
S&P 500 Index                 10.88%        3.59%       (2.30)%        9.45%
--------------------------------------------------------------------------------
Lipper Large-Cap
Core Fund Index                8.29%        2.11%       (2.98)%        8.04%
--------------------------------------------------------------------------------

(1)   January 3, 1996

A Hypothetical $10,000 Investment in LKCM Equity Fund - Institutional Class

Line Chart:
         LKCM Equity Fund -                                     Lipper Large-Cap
         Institutional               S&P Total Return           Core Fund Index
         Class $21,285               Index $22,519              $20,050
1/96     10000                       10000                      10000
         10800                       10924                      10904
12/96    11700                       12201                      11988
         13491                       14715                      13817
12/97    14457                       16272                      15137
         16179                       19154                      17256
12/98    16352                       20922                      17965
         18522                       23513                      19875
12/99    20124                       25324                      21695
         20597                       25217                      22567
12/00    20957                       23019                      20972
         19612                       21477                      19896
12/01    18731                       20283                      18714
         17425                       17594                      16603
12/02    15992                       15782                      14921
         17340                       17640                      16436
12/03    19735                       20311                      18622
         20500                       21400                      19300
12/04    21285                       22519                      20050

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

The Lipper Large-Cap Core Fund Index is an unmanaged index consisting of 30 large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                               PAST         PAST         PAST          SINCE
                              1 YEAR       3 YEARS      5 YEARS     INCEPTION(1)
--------------------------------------------------------------------------------
LKCM
  BALANCED
  FUND                         7.10%        3.20%        1.52%         4.72%
--------------------------------------------------------------------------------
Lehman
Bond Index(2)                  3.04%        5.69%        7.21%         6.40%
--------------------------------------------------------------------------------
S&P 500 Index                 10.88%        3.59%       (2.30)%        4.76%
--------------------------------------------------------------------------------
Lipper Balanced
Fund Index                     8.99%        5.30%        2.95%         5.49%
--------------------------------------------------------------------------------

(1)   December 30, 1997

(2)   Lehman Brothers Intermediate Government/Credit Bond Index

A Hypothetical $10,000 Investment in LKCM Balanced Fund

Line Chart:
         LKCM Balanced     Lehman Bond       Lipper Balanced  S&P 500 Index
         Fund $13,817      Index $15,444     Fund $14,544     $13,850
1/98     10000             10000             10000            10000
         10694             10417             10955            11771
12/98    11283             10947             11508            12858
         12206             10698             12218            14450
12/99    12809             10712             12541            15564
         12685             11159             12759            15498
12/00    12510             11981             12841            14147
         12381             12401             12626            13199
12/01    12569             13000             12426            12465
         11751             13519             11675            10825
12/02    11065             14369             11098            9706
         11777             14980             12083            10843
12/03    12901             14984             13310            12491
         13400             15200             13900            13100
12/04    13817             15444             14544            13850

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Balanced Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                PAST         PAST         PAST         SINCE
                               1 YEAR       3 YEARS      5 YEARS    INCEPTION(1)
--------------------------------------------------------------------------------
LKCM
  FIXED INCOME
  FUND                          2.77%        4.10%        6.43%        5.54%
--------------------------------------------------------------------------------
Lehman
Bond Index(2)                   3.04%        5.69%        7.21%        6.40%
--------------------------------------------------------------------------------
Lipper Short
Intermediate
Investment-Grade
Debt Fund Index                 2.64%        4.53%        6.02%        5.48%
--------------------------------------------------------------------------------

(1)   December 30, 1997

(2)   Lehman Brothers Intermediate Government/Credit Bond Index

A Hypothetical $10,000 Investment in LKCM Fixed Income Fund

Line Chart:
                                                  Lipper Short Intermediate
         LKCM Fixed             Lehman Bond       Investment-Grade
         Income Fund $14,596    Index $15,444     Debt Fund Index $14,527
1/98     10000                  10000             10000
12/98    10727                  10947             10788
12/99    10690                  10712             10682
12/00    11679                  11981             11813
12/01    12925                  13000             12784
12/02    13756                  14369             13844
12/03    14203                  14988             14137
12/04    14596                  15444             14527

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index. The LKCM International Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                               PAST        PAST          PAST          SINCE
                              1 YEAR      3 YEARS       5 YEARS     INCEPTION(1)
--------------------------------------------------------------------------------
LKCM
  INTERNATIONAL
  FUND                        11.59%        6.84%       (5.05)%        2.78%
--------------------------------------------------------------------------------
EAFE Index(2)                 20.70%       12.31%       (0.80)%        5.66%
--------------------------------------------------------------------------------
Lipper International
Fund Index                    18.60%       11.60%       (0.89)%        5.79%
--------------------------------------------------------------------------------

(1)   December 30, 1997

(2)   Morgan Stanley Capital International Europe, Australasia, Far East Index

A Hypothetical $10,000 Investment in LKCM International Fund

         LKCM International     EAFE Index       Lipper International
         Fund $12,123           $14,711          Fund Index $14,830
1/98     10000                  10000            10000
12/98    11010                  12033            11266
12/99    15712                  15317            15527
12/00    14035                  13179            13243
12/01    9942                   10385            10683
12/02    8067                   8758             9206
12/03    10869                  12189            12520
12/04    12123                  14711            14830

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

The Lipper International Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest their assets in securities whose primary trading markets are outside of the United States.

                 LKCM Funds Expense Example -- December 31, 2004

      As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/04-12/31/04).

ACTUAL EXPENSES

      The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These examples are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                            LKCM Small Cap Equity Fund -
                                                                Institutional Class
                                                  ------------------------------------------------
                                                                                       Expenses
                                                                                         Paid
                                                                       Ending       During Period
                                                    Beginning      Account Value    July 1, 2004 -
                                                  Account Value     December 31,     December 31,
                                                  July 1, 2004          2004             2004
--------------------------------------------------------------------------------------------------
Actual .......................................      $1,000.00        $1,087.30          $5.04
Hypothetical (5% return before expenses) .....      $1,000.00        $1,020.31          $4.88

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                      LKCM Small Cap Equity Fund- Adviser Class
                                                  ------------------------------------------------
                                                                                       Expenses
                                                                                         Paid
                                                                       Ending       During Period
                                                    Beginning      Account Value    July 1, 2004 -
                                                  Account Value     December 31,     December 31,
                                                  July 1, 2004          2004             2004
--------------------------------------------------------------------------------------------------
Actual .......................................      $1,000.00        $1,085.70          $6.34
Hypothetical (5% return before expenses) .....      $1,000.00        $1,019.05          $6.14

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                 LKCM Equity Fund
                                                  ------------------------------------------------
                                                                                       Expenses
                                                                                         Paid
                                                                       Ending       During Period
                                                    Beginning      Account Value    July 1, 2004 -
                                                  Account Value     December 31,     December 31,
                                                  July 1, 2004          2004             2004
--------------------------------------------------------------------------------------------------
Actual .......................................      $1,000.00        $1,046.30          $4.11
Hypothetical (5% return before expenses) .....      $1,000.00        $1,021.11          $4.06

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                                LKCM Balanced Fund
                                                  ------------------------------------------------
                                                                                       Expenses
                                                                                         Paid
                                                                       Ending       During Period
                                                    Beginning      Account Value    July 1, 2004 -
                                                  Account Value     December 31,     December 31,
                                                  July 1, 2004          2004             2004
--------------------------------------------------------------------------------------------------
Actual .......................................      $1,000.00        $1,043.30          $4.11
Hypothetical (5% return before expenses) .....      $1,000.00        $1,021.11          $4.06

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                              LKCM Fixed Income Fund
                                                  ------------------------------------------------
                                                                                       Expenses
                                                                                         Paid
                                                                       Ending       During Period
                                                    Beginning      Account Value    July 1, 2004 -
                                                  Account Value     December 31,     December 31,
                                                  July 1, 2004          2004             2004
--------------------------------------------------------------------------------------------------
Actual .......................................      $1,000.00        $1,027.60          $3.21
Hypothetical (5% return before expenses) .....      $1,000.00        $1,021.87          $3.30

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                              LKCM International Fund
                                                  ------------------------------------------------
                                                                                       Expenses
                                                                                         Paid
                                                                       Ending       During Period
                                                    Beginning      Account Value    July 1, 2004 -
                                                  Account Value     December 31,     December 31,
                                                  July 1, 2004          2004             2004
--------------------------------------------------------------------------------------------------
Actual .......................................      $1,000.00        $1,089.10         $6.30
Hypothetical (5% return before expenses) .....      $1,000.00        $1,019.10         $6.09

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. Expenses include those directly related to the Fund and other operating expenses of the Master Portfolio.

ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM Funds -- December 31, 2004

Percentages represent market value as a percentage of total investments.

                           LKCM Small Cap Equity Fund

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                           95.3%
Short-Term Investments                   4.7%

                                LKCM Equity Fund

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                           93.4%
Short-Term Investments                   6.6%

                               LKCM Balanced Fund

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                           70.8%
Corporate Bonds                         27.1%
Convertible Preferred Stocks             0.9%
Short-Term Investments                   0.6%
U.S. Government Issues                   0.6%


                             LKCM Fixed Income Fund

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                         81.7%
U.S. Government & Agency Issues          9.5%
Short-Term Investments                   7.7%
First Mortgage Bonds                     1.1%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

--------------------------------------------------------------------------------
COMMON STOCKS - 96.0%                                 Shares              Value
--------------------------------------------------------------------------------
Aerospace & Defense - 3.1%
  Aviall, Inc. (a)                                   205,300       $  4,715,741
  Mercury Computer
    Systems, Inc. (a)                                 56,600          1,679,888
  Teledyne Technologies
    Inc. (a)                                         155,300          4,570,479
                                                                   ------------
                                                                     10,966,108
                                                                   ------------

Air Freight & Logistics - 2.9%
  EGL, Inc. (a)                                      200,000          5,978,000
  Pacer International, Inc. (a)                      203,500          4,326,410
                                                                   ------------
                                                                     10,304,410
                                                                   ------------

Beverages - 0.6%
  Cott Corporation (a)(b)                             83,700          2,069,901
                                                                   ------------

Biotechnology - 1.9%
  Enzon Pharmaceuticals,
    Inc. (a)                                         248,700          3,412,164
  Serologicals Corporation (a)                       151,400          3,348,968
                                                                   ------------
                                                                      6,761,132
                                                                   ------------

Commercial Banks - 6.9%
  Cullen/Frost Bankers, Inc.                         100,000          4,860,000
  First State Bancorporation                          46,000          1,690,960
  Glacier Bancorp, Inc.                               98,750          3,361,450
  Hibernia Corporation -
    Class A                                          125,000          3,688,750
  Southwest Bancorporation
    of Texas, Inc.                                   170,000          3,959,300
  Texas Regional Bancshares,
    Inc. - Class A                                   210,000          6,862,800
                                                                   ------------
                                                                     24,423,260
                                                                   ------------

Commercial Services & Supplies - 7.1%
  Allied Waste Industries,
    Inc. (a)                                         243,000          2,255,040
  Laureate Education, Inc. (a)                        90,100          3,972,509
  Mobile Mini, Inc. (a)                              210,000          6,938,400
  Universal Technical
    Institute Inc. (a)                                83,500          3,183,020
  Waste Connections, Inc. (a)                        127,500          4,366,875
  Watson Wyatt & Company
    Holdings                                         154,600          4,166,470
                                                                   ------------
                                                                     24,882,314
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                         Shares              Value
--------------------------------------------------------------------------------
Communications Equipment - 2.2%
  Harris Corporation                                  64,000       $  3,954,560
  Tekelec (a)                                        190,000          3,883,600
                                                                   ------------
                                                                      7,838,160
                                                                   ------------

Consumer Finance - 1.2%
  MoneyGram International, Inc.                      200,500          4,238,570
                                                                   ------------

Containers & Packaging - 1.0%
  Packaging Corp of America                          145,000          3,414,750
                                                                   ------------

Electronic Equipment & Instruments - 2.3%
  Anixter International, Inc. (a)                    103,700          3,732,163
  Photon Dynamics, Inc. (a)                          174,500          4,236,860
                                                                   ------------
                                                                      7,969,023
                                                                   ------------

Energy Equipment & Services - 2.5%
  Hanover Compressor
    Company (a)                                      292,200          4,128,786
  Hydril (a)                                         100,000          4,551,000
                                                                   ------------
                                                                      8,679,786
                                                                   ------------

Food & Staples Retailing - 3.5%
  Casey's General Stores, Inc.                       201,600          3,659,040
  Longs Drug Stores Corporation                      142,200          3,920,454
  United Natural Foods, Inc. (a)                     152,200          4,733,420
                                                                   ------------
                                                                     12,312,914
                                                                   ------------

Health Care Equipment & Supplies - 1.7%
  Sybron Dental Specialties,
    Inc. (a)                                          75,000          2,653,500
  Wright Medical Group, Inc. (a)                     122,300          3,485,550
                                                                   ------------
                                                                      6,139,050
                                                                   ------------

Health Care Providers & Services - 2.2%
  PSS World Medical, Inc. (a)                        276,300          3,457,895
  Triad Hospitals, Inc. (a)                          116,300          4,327,523
                                                                   ------------
                                                                      7,785,418
                                                                   ------------

Hotels, Restaurants & Leisure - 6.2%
  La Quinta Corp. - Paired (a)(c)                    430,000          3,908,700
  Life Time Fitness, Inc. (a)                        152,700          3,951,876
  Penn National Gaming, Inc. (a)                      85,000          5,146,750
  P.F. Chang's China Bistro,
    Inc. (a)                                          92,700          5,223,645
  Rare Hospitality
    International, Inc. (a)                          112,300          3,577,878
                                                                   ------------
                                                                     21,808,849
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
COMMON STOCKS                                         Shares              Value
--------------------------------------------------------------------------------
Household Durables - 2.2%
  Levitt Corp. - Class A                             130,000       $  3,974,100
  WCI Communities, Inc. (a)                          127,500          3,748,500
                                                                   ------------
                                                                      7,722,600
                                                                   ------------

Instruments For Measuring & Testing
    of Electricity & Electrical - 0.7%
  Cascade Microtech, Inc. (a)                        192,700          2,586,034
                                                                   ------------

Insurance - 2.3%
  Argonaut Group, Inc. (a)                           177,725          3,755,329
  Triad Guaranty, Inc. (a)                            70,900          4,288,032
                                                                   ------------
                                                                      8,043,361
                                                                   ------------

Internet & Catalog Retail - 0.9%
  Blue Nile, Inc. (a)                                108,600          2,999,532
                                                                   ------------

Internet Software & Services - 1.0%
  j2 Global Communications,
    Inc. (a)                                         105,000          3,622,500
                                                                   ------------

Leisure Equipment & Products - 2.2%
  Arctic Cat, Inc.                                   132,000          3,500,640
  The Nautilus Group, Inc.                           170,700          4,125,819
                                                                   ------------
                                                                      7,626,459
                                                                   ------------

Machinery - 5.0%
  Albany International Corp. -
    Class A                                          105,000          3,691,800
  Lindsay Manufacturing Co.                          225,000          5,823,000
  Reliance Steel & Aluminum Co. 90,250                                3,516,140
  Watts Water Technologies,
    Inc. - Class A                                   145,000          4,674,800
                                                                   ------------
                                                                     17,705,740
                                                                   ------------
Marine - 2.4%
  Kirby Corp. (a)                                    186,900          8,294,622
                                                                   ------------

Media - 1.9%
  Catalina Marketing
    Corporation                                      115,400          3,419,302
  Gray Television, Inc.                              214,600          3,326,300
                                                                   ------------
                                                                      6,745,602
                                                                   ------------

Metals & Mining - 2.1%
  Allegheny Technologies, Inc.                       200,000          4,334,000
  Pan American Silver
    Corporation (a)(b)                               192,000          3,068,160
                                                                   ------------
                                                                      7,402,160
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                         Shares              Value
--------------------------------------------------------------------------------
Oil & Gas Exploration & Production
    Companies - 5.2%
  Cabot Oil & Gas Corporation                         67,500       $  2,986,875
  Denbury Resources, Inc. (a)                        160,000          4,392,000
  Encore Acquisition
    Company (a)                                      100,000          3,491,000
  Range Resources Corporation                        206,000          4,214,760
  St. Mary Land &
    Exploration Company                               80,000          3,339,200
                                                                   ------------
                                                                     18,423,835
                                                                   ------------

Paper & Forest Products - 1.8%
  Louisiana-Pacific Corporation                      114,100          3,051,034
  Pope & Talbot, Inc.                                190,000          3,250,900
                                                                   ------------
                                                                      6,301,934
                                                                   ------------

Pharmaceuticals - 0.6%
  Bentley Pharmaceuticals,
    Inc. (a)                                         207,000          2,225,250
                                                                   ------------

Poultry Slaughtering & Processing - 0.8%
  Gold Kist, Inc. (a)                                203,800          2,775,756
                                                                   ------------

Real Estate - 1.2%
  FelCor Lodging Trust, Inc. (a)                     290,000          4,248,500
                                                                   ------------

Real Estate Investment Trusts - 0.8%
  American Financial
    Realty Trust                                     170,000          2,750,600
                                                                   ------------

Road & Rail - 3.0%
  J.B. Hunt Transport
    Services, Inc.                                    73,500          3,296,475
  Landstar System, Inc. (a)                           98,000          7,216,720
                                                                   ------------
                                                                     10,513,195
                                                                   ------------
Semiconductor & Semiconductor
    Equipment - 1.8%
  Cymer, Inc. (a)                                     87,100          2,572,934
  FormFactor, Inc. (a)                               140,000          3,799,600
                                                                   ------------
                                                                      6,372,534
                                                                   ------------

Software - 5.5%
  Activision, Inc. (a)                               177,650          3,584,977
  Captiva Software
    Corporation (a)                                  309,900          3,160,980
  Embarcadero Technologies,
    Inc. (a)                                         365,100          3,435,591
  Macromedia, Inc. (a)                               131,900          4,104,728

    The accompanying notes are an integral part of the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
COMMON STOCKS                                        Shares              Value
--------------------------------------------------------------------------------
Software - 5.5% (continued)
  Motive, Inc. (a)                                   150,000       $  1,707,000
  SERENA Software, Inc. (a)                          158,700          3,434,268
                                                                   ------------
                                                                     19,427,544
                                                                   ------------
Specialty Retail - 6.1%
  Cabela's, Inc. - Class A (a)                        81,500          1,853,310
  Charming Shoppes, Inc. (a)                         320,000          2,998,400
  GameStop Corporation -
    Class A (a)                                       79,300          1,773,148
  Jos. A. Bank Clothiers, Inc. (a)                   134,875          3,816,962
  The Pantry Inc. (a)                                173,200          5,211,588
  Tractor Supply Company (a)                         160,000          5,953,600
                                                                   ------------
                                                                     21,607,008
                                                                   ------------
Thrifts & Mortgage Finance - 0.5%
  City Bank                                           44,255          1,599,818
                                                                   ------------
Trading Companies & Distributors - 1.3%
  Hughes Supply, Inc.                                140,000          4,529,000
                                                                   ------------
Wireless Telecommunication Services - 1.4%
  SBA Communications
    Corporation - Class A (a)                        535,000          4,964,800
                                                                   ------------
Total common stocks
    (Cost $218,049,627)                                             338,082,029
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 4.7%
--------------------------------------------------------------------------------
Money Market Funds - 4.7%
  Dreyfus Cash Management
    Fund - Investor Shares                         6,463,034          6,463,034
  Federated Treasury
    Obligations Fund -
    Institutional Shares                             660,612            660,612
  Nations Money Market
    Reserves Fund -
    Capital Shares                                 9,444,020          9,444,020
                                                                   ------------
Total short-term investments
    (Cost $16,567,666)                                               16,567,666
                                                                   ------------
Total Investments
    (Cost $234,617,293) - 100.7%                                    354,649,695
                                                                   ------------
Liabilities in Excess of Other
        Assets - (0.7)%                                              (2,330,510
                                                                   ------------
Total Net Assets - 100.0%                                          $352,319,185
                                                                   ============

(a)   Non-income producing security.

(b)   Foreign security.

(c) Security represents equal ownership of La Quinta Properties, Inc - Class B and LaQuinta Corp. common stock.

    The accompanying notes are an integral part of the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

--------------------------------------------------------------------------------
COMMON STOCK - 93.3%                                  Shares              Value
--------------------------------------------------------------------------------
Aerospace & Defense - 6.0%
  Honeywell International Inc.                        24,000       $    849,840
  Raytheon Company                                    22,000            854,260
  United Technologies Corporation                      5,000            516,750
                                                                   ------------
                                                                      2,220,850
                                                                   ------------
Beverages - 3.7%
  The Coca-Cola Company                               14,000            582,820
  PepsiCo, Inc.                                       15,000            783,000
                                                                   ------------
                                                                      1,365,820
                                                                   ------------

Building Products - 1.8%
  Masco Corporation                                   18,000            657,540
                                                                   ------------

Chemicals - 1.3%
  E.I. du Pont de Nemours                             10,000            490,500
    & Company                                                      ------------

Commercial Banks - 4.9%
  Bank of America Corporation                         20,000            939,800
  Hibernia Corporation - Class A                      15,000            442,650
  Wells Fargo & Company                                7,000            435,050
                                                                   ------------
                                                                      1,817,500
                                                                   ------------

Commercial Services & Supplies - 3.0%
  Allied Waste Industries, Inc. (a)                   49,000            454,720
  Waste Management, Inc.                              22,000            658,680
                                                                   ------------
                                                                      1,113,400
                                                                   ------------

Communications Equipment - 2.9%
  Cisco Systems, Inc. (a)                             25,000            482,500
  Motorola, Inc.                                      34,000            584,800
                                                                   ------------
                                                                      1,067,300
                                                                   ------------

Computers & Peripherals - 6.4%
  Dell, Inc. (a)                                      25,700          1,082,998
  EMC Corporation (a)                                 40,000            594,800
  International Business
    Machines Corporation                               7,000            690,060
                                                                   ------------
                                                                      2,367,858
                                                                   ------------
Containers & Packaging - 1.8%
  Temple-Inland Inc.                                  10,000            684,000
                                                                   ------------
Diversified Financial Services - 1.8%
  Citigroup Inc.                                       5,500            264,990
  JPMorgan Chase & Co.                                10,000            390,100
                                                                   ------------
                                                                        655,090
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCK                                          Shares              Value
--------------------------------------------------------------------------------
Diversified Telecommunication
    Services - 4.5%
  SBC Communications, Inc.                            30,000       $   773,100
  Verizon Communications Inc.                         22,000           891,220
                                                                   ------------

                                                                     1,664,320
Energy Equipment & Services - 1.7%
  Halliburton Company                                 16,000           627,840
                                                                   ------------

Food & Staples Retailing - 1.0%
  CVS Corporation                                      8,000           360,560
                                                                   ------------

Food Products - 2.4%
  General Mills, Inc.                                  8,000           397,680
  McCormick & Company,
    Incorporated (c)                                  12,600           486,360
                                                                   ------------
                                                                       884,040
                                                                   ------------

Health Care Equipment & Supplies - 1.0%
  Alcon, Inc. (b)                                      4,800           386,880
                                                                   ------------

Household Products - 3.9%
  Kimberly-Clark Corporation                          11,500           756,815
  The Procter & Gamble
    Company                                           13,000           716,040
                                                                   ------------
                                                                     1,472,855
                                                                   ------------

Industrial Conglomerates - 3.3%
  General Electric Company                            24,000           876,000
  Tyco International Ltd. (b)                         10,000           357,400
                                                                   ------------
                                                                     1,233,400
                                                                   ------------

Insurance - 3.3%
  American International
    Group, Inc.                                        9,000           591,030
  Prudential Financial, Inc.                          12,000           659,520
                                                                   ------------
                                                                     1,250,550
                                                                   ------------

Investment Bank & Brokerage - 0.8%
  Morgan Stanley                                       5,700           316,464
                                                                   ------------
IT Services - 1.4%
  Accenture Ltd.- Class A (a)(b)                      20,000           540,000
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
COMMON STOCK                                          Shares              Value
--------------------------------------------------------------------------------
Media - 4.4%
  Clear Channel
    Communications, Inc.                              15,000       $    502,350
  Gannett Co., Inc.                                    8,000            653,600
  Time Warner Inc. (a)                                25,000            486,000
                                                                   ------------
                                                                      1,641,950
                                                                   ------------

Multiline Retail - 1.0%
  Kohl's Corporation (a)                               7,500            368,775
                                                                   ------------

Oil & Gas Exploration & Production
    Companies - 6.9%

  Anadarko Petroleum Corporation                       7,000            453,670
  Burlington Resources Inc.                           13,000            565,500
  EOG Resources, Inc.                                  4,500            321,120
  Kerr-McGee Corporation                               6,500            375,635
  Noble Energy, Inc.                                   8,000            493,280
  XTO Energy, Inc.                                    10,600            375,028
                                                                   ------------
                                                                      2,584,233
                                                                   ------------

Petroleum Refining - 2.5%
  Exxon Mobil Corp.                                   18,000            922,680
                                                                   ------------

Pharmaceuticals - 6.5%
  Abbott Laboratories                                 15,000            699,750
  Pfizer Inc.                                         25,000            672,250
  Schering-Plough Corporation                         35,000            730,800
  Teva Pharmaceutical
    Industries, Ltd. ADR                              11,000            328,460
                                                                   ------------
                                                                      2,431,260
                                                                   ------------

Semiconductor & Semiconductor
    Equipment - 3.2%
  Freescale Semiconductor Inc. (a)                     3,754             68,924
  Intel Corporation                                   22,000            514,580
  Texas Instruments, Inc.                             25,000            615,500
                                                                   ------------
                                                                      1,199,004
                                                                   ------------

Software - 6.4%
  BMC Software, Inc. (a)                              25,000            465,000
  Microsoft Corporation                               20,000            534,200
  Oracle Corporation (a)                              50,000            686,000
  VERITAS Software
    Corporation (a)                                   24,000            685,200
                                                                   ------------
                                                                      2,370,400
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCK                                          Shares              Value
--------------------------------------------------------------------------------
Specialty Retail - 5.5%
  The Home Depot, Inc.                                20,000            854,800
  OfficeMax Inc                                       13,000       $    407,940
  PETsMART, Inc.                                       8,500            302,005
  Tiffany & Co.                                       15,400            492,338
                                                                   ------------
                                                                      2,057,083
                                                                   ------------
Total common stocks
    (Cost $26,891,182)                                               34,752,152
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 6.6%
--------------------------------------------------------------------------------

Money Market Funds - 6.6%
  Dreyfus Cash Management
    Fund - Investor Shares                         1,063,282          1,063,282
  Federated Treasury
    Obligations Fund -
    Institutional Shares                             327,100            327,100
  Nations Money Market
    Reserves Fund - Capital
    Shares                                         1,077,781          1,077,781
                                                                   ------------

Total short-term investments
               (Cost $2,468,163)                                      2,468,163
                                                                   ------------

Total Investments
    (Cost $29,359,345) - 99.9%                                       37,220,315
                                                                   ------------

Other Assets in Excess of Liabilities - 0.1%                             19,208
                                                                   ------------

Total Net Assets - 100.0%                                          $ 37,239,523
                                                                   ============

ADR   American Depository Receipts.

(a)   Non-income producing security.

(b)   Foreign security.

(c)   Non-voting shares.

    The accompanying notes are an integral part of the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

--------------------------------------------------------------------------------
COMMON STOCKS - 70.5%                                 Shares              Value
--------------------------------------------------------------------------------
Aerospace & Defense - 3.5%
  General Dynamics Corp.                                 700       $     73,220
  Raytheon Co.                                         3,132            121,615
  United Technologies Corp.                            1,000            103,350
                                                                   ------------
                                                                        298,185
                                                                   ------------

Asset Management - 2.9%
  The Bank of New York Co., Inc.                       4,000            133,680
  Mellon Financial Corp.                               3,440            107,018
                                                                   ------------
                                                                        240,698
                                                                   ------------

Auto Components - 1.0%
  Gentex Corp.                                         2,200             81,444
                                                                   ------------

Beverages - 2.5%
  The Coca-Cola Co.                                    2,300             95,749
  PepsiCo, Inc.                                        2,200            114,840
                                                                   ------------
                                                                        210,589
                                                                   ------------

Chemicals - 1.4%
  E.I. du Pont de Nemours
    & Company                                          2,400            117,720
                                                                   ------------

Commercial Banks - 4.1%
  Bank of America Corporation                          1,800             84,582
  Cullen/Frost Bankers, Inc.                           2,600            126,360
  Wells Fargo & Company                                2,200            136,730
                                                                   ------------
                                                                        347,672
                                                                   ------------

Commercial Services & Supplies - 2.0%
  H&R Block, Inc.                                      1,300             63,700
  Waste Management, Inc.                               3,500            104,790
                                                                   ------------
                                                                        168,490
                                                                   ------------

Communications Equipment - 3.2%
  Cisco Systems, Inc. (a)                              3,900             75,270
  Harris Corporation                                   1,900            117,401
  Motorola, Inc.                                       4,500             77,400
                                                                   ------------
                                                                        270,071
                                                                   ------------

Computers & Peripherals - 2.6%
  Dell, Inc. (a)                                       2,900            122,206
  International Business
    Machines Corporation                               1,000             98,580
                                                                   ------------
                                                                        220,786
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                         Shares              Value
--------------------------------------------------------------------------------
Containers & Packaging - 1.2%
  Temple-Inland, Inc.                                  1,500       $    102,600
                                                                   ------------

Diversified Financial Services - 1.2%
  Citigroup, Inc.                                      2,066             99,540
                                                                   ------------

Diversified Telecommunication
    Services - 3.3%
  ALLTEL Corp.                                         1,600             94,016
  SBC Communications, Inc.                             3,500             90,195
  Verizon Communications, Inc.                         2,400             97,224
                                                                   ------------
                                                                        281,435
                                                                   ------------

Energy Equipment & Services - 2.5%
  Noble Corp. (a)(b)                                   2,000             99,480
  Schlumberger Ltd. (b)                                1,650            110,467
                                                                   ------------
                                                                        209,947
                                                                   ------------

Food & Staples Retailing - 1.6%
  Wal-Mart Stores, Inc.                                2,500            132,050
                                                                   ------------

Food Products - 1.3%
  Kraft Foods, Inc. - Class A                          3,000            106,830
                                                                   ------------

Health Care Equipment & Supplies - 2.7%
  Alcon, Inc. (b)                                      1,400            112,840
  Medtronic, Inc.                                      2,300            114,241
                                                                   ------------
                                                                        227,081
                                                                   ------------

Health Care Providers & Services - 1.6%
  Triad Hospitals, Inc. (a)                            3,500            130,235
                                                                   ------------

Household Products - 2.2%
  Colgate-Palmolive Co.                                1,700             86,972
  Kimberly-Clark Corporation                           1,500             98,715
                                                                   ------------
                                                                        185,687
                                                                   ------------

Industrial Conglomerates - 2.1%
  General Electric Company                             4,800            175,200
                                                                   ------------

Insurance - 3.3%
  American International
    Group, Inc.                                        1,452             95,353
  Prudential Financial, Inc.                           3,381            185,820
                                                                   ------------
                                                                        281,173
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
COMMON STOCKS                                         Shares              Value
--------------------------------------------------------------------------------
IT Services - 3.9%
  Automatic Data Processing, Inc.                      3,000       $    133,050
  First Data Corp.                                     2,600            110,604
  SunGard Data Systems, Inc. (a)                       3,000             84,990
                                                                   ------------
                                                                        328,644
                                                                   ------------

Media - 2.5%
  Harte-Hanks, Inc.                                    4,000            103,920
  Viacom, Inc. - Class B                               2,887            105,058
                                                                   ------------
                                                                        208,978
                                                                   ------------

Multiline Retail - 1.3%
  Kohl's Corporation (a)                               2,300            113,091
                                                                   ------------

Oil & Gas Exploration & Production
    Companies - 3.6%
  Anadarko Petroleum Corporation                       1,400             90,734
  EOG Resources, Inc.                                  1,600            114,176
  Unocal Corp.                                         2,200             95,128
                                                                   ------------
                                                                        300,038
                                                                   ------------

Paper & Forest Products - 0.0%
  Neenah Paper, Inc. (a)                                  45              1,467
                                                                   ------------

Petroleum Refining - 1.7%
  Exxon Mobil Corp.                                    2,800            143,528
                                                                   ------------

Pharmaceuticals - 4.7%
  Abbott Laboratories                                  1,900             88,635
  Pfizer, Inc.                                         2,900             77,981
  Schering-Plough Corporation                          6,500            135,720
  Teva Pharmaceutical
    Industries Ltd. ADR                                3,000             89,580
                                                                   ------------
                                                                        391,916
                                                                   ------------

Semiconductor & Semiconductor
    Equipment - 2.1%
  Freescale Semiconductor, Inc. (a)                      496              9,107
  Intel Corporation                                    2,900             67,831
  Texas Instruments, Inc.                              3,900             96,018
                                                                   ------------
                                                                        172,956
                                                                   ------------

Software - 2.0%
  Microsoft Corporation                                3,100             82,801
  VERITAS Software Corp. (a)                           3,000             85,650
                                                                   ------------
                                                                        168,451
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                         Shares              Value
--------------------------------------------------------------------------------
Specialty Retail - 2.5%
  The Home Depot, Inc.                                 3,100       $    132,494
  OfficeMax Inc                                        2,500             78,450
                                                                   ------------
                                                                        210,944
                                                                   ------------

Total common stocks
    (Cost $5,104,572)                                                 5,927,446
                                                                   ------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS - 0.9%
--------------------------------------------------------------------------------
Media - 0.9%
  Tribune Co.                                            830             75,406
                                                                   ------------

Total convertible preferred stocks
    (Cost $102,543)                                                      75,406
                                                                   ------------

CORPORATE
BONDS - 27.0%                                     Principal
--------------------------------------------------------------------------------
Aerospace & Defense - 1.6%
  Raytheon Company
    6.00% due 12/15/2010                         $    26,000             28,169

  United Technologies Corporation
    4.875% due 11/01/2006                            100,000            102,828
                                                                   ------------
                                                                        130,997
                                                                   ------------

Asset Management - 1.2%
  The Bank of New York Co., Inc.
    3.90% due 09/01/2007                             100,000            100,862
                                                                   ------------

Commercial Banks - 1.0%
  Bancwest Corp.
    8.30% due 01/15/2011                              75,000             88,869
                                                                   ------------
Communications Equipment - 2.3%
  Harris Corporation
    6.35% due 02/01/2028                             110,000            116,800
  Motorola, Inc.
    7.625% due 11/15/2010                             65,000             75,489
                                                                   ------------
                                                                        192,289
                                                                   ------------

Computers & Peripherals - 0.6%
  International Business Machines
    Corporation
    4.375% due 06/01/2009                             50,000             50,919
                                                                   ------------

Diversified Financial Services - 1.2%
  Citicorp
    6.75% due 08/15/2005                             100,000            102,327
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
CORPORATE BONDS
                                                   Principal              Value
--------------------------------------------------------------------------------
Diversified Telecommunication
    Services - 0.6%
  Chesapeake & Potomac Telephone Co.
    6.125% due 07/15/2005                        $    50,000       $     50,875
                                                                   ------------

Electric Services - 1.2%
  FPL Group Capital, Inc.
    3.25% due 04/11/2006                             100,000            100,084
                                                                   ------------

Electrical Equipment - 1.3%
  Emerson Electric Co.
    5.85% due 03/15/2009                             100,000            107,367
                                                                   ------------

Food & Staples Retailing - 1.9%
  CVS Corp.
    3.875% due 11/01/2007                             85,000             85,441
  Wal-Mart Stores, Inc.
    5.45% due 08/01/2006                              75,000             77,604
                                                                   ------------
                                                                        163,045
                                                                   ------------

Investment Bank & Brokerage - 2.6%
  Lehman Brothers Holdings, Inc.
    8.25% due 06/15/2007                             100,000            110,998
  Morgan Stanley Group, Inc.
    6.875% due 03/01/2007                            100,000            107,195
                                                                   ------------
                                                                        218,193
                                                                   ------------

IT Services - 1.2%
  First Data Corp.
    4.70% due 11/01/2006                             100,000            102,279
                                                                   ------------

Media - 1.2%
  Viacom, Inc.
    6.40% due 01/30/2006                             100,000            103,357
                                                                   ------------

Miscellaneous Business Credit
    Institutions - 1.3%
  Pitney Bowes Credit Corp.
    5.75% due 08/15/2008                             100,000            106,380

Multiline Retail - 0.8%
  J.C. Penney Co., Inc.
    6.50% due 12/15/2007                              60,000             64,050
                                                                   ------------

Multi-Utilities & Unregulated Power - 0.6%
  Duke Energy Corp.
    6.25% due 01/15/2012                              50,000             54,586
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE BONDS                                   Principal/
                                                      Shares              Value
--------------------------------------------------------------------------------
Oil & Gas Exploration & Production
    Companies - 3.8%
  Anadarko Petroleum Corporation
    3.25% due 05/01/2008                         $   100,000       $     98,357
  Burlington Resources Finance Co.
    6.68% due 02/15/2011 (b)                         100,000            111,907
  EOG Resources, Inc.
    6.50% due 12/01/2007                             100,000            106,840
                                                                   ------------
                                                                        317,104
                                                                   ------------

Paper & Forest Products - 1.3%
  Weyerhaeuser Co.
    5.95% due 11/01/2008                             100,000            107,178
                                                                   ------------

Restaurants - 1.0%
  McDonald's Corp.
    6.00% due 04/15/2011                              75,000             81,754
                                                                   ------------

Software - 0.3%
  Oracle Corporation
    6.91% due 02/15/2007                              25,000             26,561
                                                                   ------------

Total corporate bonds
    (Cost $2,210,911)                                                 2,269,076
                                                                   ------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT ISSUES - 0.6%
--------------------------------------------------------------------------------
U.S. Treasury Notes - 0.6%
  5.00% due 08/15/2011                                50,000             53,244
                                                                   ------------

Total U.S. Government issues
    (Cost $53,869)                                                       53,244
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.6%
--------------------------------------------------------------------------------
Money Market Funds - 0.6%
  Nations Money Market Reserves
    Fund - Capital Shares                             47,705             47,705

Total short-term investments
    (Cost $47,705)                                                       47,705
                                                                   ------------

Total Investments
    (Cost $7,519,600) - 99.6%                                         8,372,877
                                                                   ------------
Other Assets in Excess of Liabilities - 0.4%                             34,946
                                                                   ------------
Total Net Assets - 100.0%                                          $  8,407,823
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

--------------------------------------------------------------------------------
CORPORATE
BONDS - 83.4%                                      Principal              Value
--------------------------------------------------------------------------------
Aerospace & Defense - 4.2%
  General Dynamics Corp.
    4.50% due 08/15/2010                         $ 1,400,000       $  1,432,281
  Lockheed Martin Corp.
    8.20% due 12/01/2009                             820,000            967,732
  Raytheon Co.
    6.00% due 12/15/2010                             306,000            331,526
  United Technologies Corp.
    4.875% due 11/01/2006                            840,000            863,760
    7.125% due 11/15/2010                            250,000            287,542
                                                                   ------------
                                                                      3,882,841
                                                                   ------------

Asset Management - 2.6%
  The Bank of New York Co. Inc.
    5.20% due 07/01/2007                           1,000,000          1,040,261
  Mellon Funding Corp.
    6.40% due 05/14/2011                           1,292,000          1,435,520
                                                                   ------------
                                                                      2,475,781
                                                                   ------------

Beverages - 2.0%
  Anheuser-Busch Cos., Inc.
    Callable 01/15/2006
    5.75% due 01/15/2011                             588,000            600,237
  PepsiCo, Inc.
    3.20% due 05/15/2007                             500,000            497,866
    5.75% due 01/15/2008                             730,000            777,943
                                                                   ------------
                                                                      1,876,046
                                                                   ------------

Chemicals - 2.7%
  EI Du Pont de Nemours & Co.
    4.125% due 04/30/2010                            750,000            757,006
  Lubrizol Corp.
    5.50% due 10/01/2014                             850,000            856,609
  Praxair, Inc.
    3.95% due 06/01/2013                             955,000            909,065
                                                                   ------------
                                                                      2,522,680
                                                                   ------------

Commercial Banks - 4.6%
  Bank of America Corp.
    6.375% due 02/15/2008                            350,000            376,922
    6.875% due 02/15/2005                          1,000,000          1,004,502
  Huntington National Bank
    4.375% due 01/15/2010                            750,000            753,373
  SunTrust Banks, Inc.
    6.25% due 06/01/2008                             811,000            877,686
  Wells Fargo Financial, Inc.
    6.125% due 02/15/2006                          1,231,000          1,268,696
                                                                   ------------
                                                                      4,281,179
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE BONDS                                    Principal              Value
--------------------------------------------------------------------------------
Commercial Services & Supplies - 2.9%
  Allied Waste Industries, Inc.
    5.75% due 02/15/2011                         $ 1,000,000       $    945,000
  Block Financial Corp.
    8.50% due 04/15/2007                             490,000            539,635
  Waste Management, Inc.
    7.375% due 08/01/2010                          1,049,000          1,203,815
                                                                   ------------
                                                                      2,688,450
                                                                   ------------

Communications Equipment - 1.2%
  Motorola, Inc.
    7.625% due 11/15/2010                          1,000,000          1,161,360
                                                                   ------------

Computers & Peripherals - 2.3%
  Dell, Inc.
    6.55% due 04/15/2008                           1,000,000          1,085,691
  Hewlett-Packard Co.
    5.50% due 07/01/2007                           1,000,000          1,043,475
                                                                   ------------
                                                                      2,129,166
                                                                   ------------

Containers & Packaging - 1.1%
  Packaging Corp. of America
    5.75% due 08/01/2013                           1,000,000          1,033,062
                                                                   ------------

Diversified Financial Services - 1.3%
  Citicorp
    7.00% due 07/01/2007                           1,157,000          1,247,682
                                                                   ------------

Diversified Telecommunication
    Services - 3.0%
  Alltel Corp.
    6.75% due 09/15/2005                           1,225,000          1,257,569
  GTE Florida, Inc.
    6.25% due 11/15/2005                             330,000            338,730
  SBC Communications, Inc.
    4.125% due 09/15/2009                          1,000,000            999,231
  Southwestern Bell Telephone Co.
    6.625% due 04/01/2005                            180,000            181,627
                                                                   ------------
                                                                      2,777,157
                                                                   ------------

Electric Utilities - 3.4%
  Progress Energy, Inc.
    5.85% due 10/30/2008                           1,000,000          1,052,839
  Southern Company Capital
    Funding, Inc.
    5.30% due 02/01/2007                           1,000,000          1,046,136
  TXU Corp.
    6.375% due 06/15/2006                          1,020,000          1,059,335
                                                                   ------------
                                                                      3,158,310
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
CORPORATE BONDS                                    Principal              Value
--------------------------------------------------------------------------------
Electrical Equipment - 1.2%
  Emerson Electric Co.
    5.85% due 03/15/2009                         $ 1,025,000       $  1,100,512
                                                                   ------------

Energy Equipment & Services - 1.0%
  Baker Hughes, Inc.
    6.00% due 02/15/2009                             857,000            922,479
                                                                   ------------

Food & Staples Retailing - 2.3%
  CVS Corp.
    3.875% due 11/01/2007                            535,000            537,772
  Sysco Corp.
    6.50% due 06/15/2005                             530,000            537,891
  Wal-Mart Stores, Inc.
    5.45% due 08/01/2006                           1,000,000          1,034,723
                                                                   ------------
                                                                      2,110,386
                                                                   ------------

Frozen Specialties - 1.1%
  Sara Lee Corp.
    5.95% due 01/20/2005                           1,000,000          1,000,881
                                                                   ------------

Health Care Equipment & Supplies - 1.1%
  Becton Dickinson & Co.
    Callable 01/15/2005
    8.70% due 01/15/2025                           1,030,000          1,073,250
                                                                   ------------

Health Care Providers & Services - 1.3%
  HCA, Inc.
    5.25% due 11/06/2008                             160,000            161,071
    6.91% due 06/15/2005                           1,000,000          1,014,764
                                                                   ------------
                                                                      1,175,835
                                                                   ------------

Household Products - 0.6%
  Kimberly-Clark Corp.
    7.10% due 08/01/2007                             500,000            545,413
                                                                   ------------

Industrial Conglomerates - 1.4%
  Tyco International Group SA
    6.00% due 11/15/2013 (a)                         950,000          1,036,782
    6.125% due 11/01/2008 (a)                        254,000            273,893
                                                                   ------------
                                                                      1,310,675
                                                                   ------------

Insurance - 2.6%
  Allstate Corp
    7.875% due 05/01/2005                          1,199,000          1,218,259
  Lincoln National Corp
    7.25% due 05/15/2005                           1,159,000          1,178,622
                                                                   ------------
                                                                      2,396,881
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE BONDS                                    Principal              Value
--------------------------------------------------------------------------------
Investment Bank & Brokerage - 5.7%
  First Chicago Corp.
    6.375% due 01/30/2009                        $ 1,000,000       $  1,084,650
  Goldman Sachs Group, Inc.
    5.25% due 04/01/2013                           1,000,000          1,027,161
  Lehman Brothers Holdings, Inc.
    7.75% due 01/15/2005                           1,000,000          1,001,293
    8.25% due 06/15/2007                           1,000,000          1,109,979
  Morgan Stanley Group, Inc.
    6.875% due 03/01/2007                          1,000,000          1,071,947
                                                                   ------------
                                                                      5,295,030
                                                                   ------------

IT Services - 0.7%
  First Data Corp.
    4.70% due 11/01/2006                             235,000            240,357
    6.375% due 12/15/2007                            400,000            431,064
                                                                   ------------
                                                                        671,421
                                                                   ------------

Media - 2.8%
  CBS Corp.
    7.15% due 05/20/2005                           1,045,000          1,060,830
  Clear Channel Communications, Inc.
    4.625% due 01/15/2008                            725,000            736,717
  Viacom, Inc.
    5.625% due 08/15/2012                            800,000            857,053
                                                                   ------------
                                                                      2,654,600
                                                                   ------------

Metals & Mining - 2.0%
  Alcoa, Inc.
    4.25% due 08/15/2007                             750,000            763,324
  Freeport-McMoRan Copper & Gold, Inc.
    Callable 02/01/2007
    10.125% due 02/01/2010                           975,000          1,118,812
                                                                   ------------
                                                                      1,882,136
                                                                   ------------

Miscellaneous Business Credit
    Institutions - 1.1%
  Pitney Bowes Credit Corp.
    5.75% due 08/15/2008                           1,000,000          1,063,801
                                                                   ------------

Motion Picture & Video Tape
    Production - 1.3%
  The Walt Disney Company
    7.30% due 02/08/2005                           1,200,000          1,205,152
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
CORPORATE BONDS                                    Principal              Value
--------------------------------------------------------------------------------
Multiline Retail - 3.8%
  Dollar General Corp.
    Putable 06/15/2005
    8.625% due 06/15/2010 $1,095,000                               $  1,278,412
  J.C. Penney Co. Inc.
    6.50% due 12/15/2007                             915,000            976,763
  Target Corp.
    6.35% due 01/15/2011                             300,000            334,852
    7.50% due 02/15/2005                           1,000,000          1,005,087
                                                                   ------------
                                                                      3,595,114
                                                                   ------------

Multi-Utilities & Unregulated Power - 1.2%
  Duke Energy Corp.
    6.25% due 01/15/2012                           1,000,000          1,091,716
                                                                   ------------

Oil & Gas Drilling - 1.0%
  Transocean, Inc.
    6.625% due 04/15/2011 (a)                        800,000            895,577
                                                                   ------------

Oil & Gas Exploration & Production
    Companies - 7.4%
  Anadarko Petroleum Corporation
    3.25% due 05/01/2008                           1,150,000          1,131,109
  Burlington Resources Finance Co.
    6.68% due 02/15/2011 (a)                       1,070,000          1,197,399
  Devon Financing Corp. ULC
    6.875% due 09/30/2011                          1,000,000          1,134,106
  EOG Resources, Inc.
    6.50% due 12/01/2007                           1,000,000          1,068,399
  Kerr-McGee Corp.
    5.375% due 04/15/2005                            150,000            150,975
    6.875% due 09/15/2011                          1,000,000          1,127,606
  XTO Energy, Inc.
    6.25% due 04/15/2013                           1,000,000          1,096,188
                                                                   ------------
                                                                      6,905,782
                                                                   ------------

Paper & Forest Products - 1.1%
  Weyerhaeuser Co.
    5.95% due 11/01/2008                             965,000          1,034,266
                                                                   ------------

Personal Credit Institutions - 2.7%
  American General Finance Corp.
    7.45% due 01/15/2005                           1,300,000          1,301,574
    5.875% due 12/15/2005                            200,000            204,984
  General Electric Capital Corp.
    6.80% due 11/01/2005                           1,000,000          1,030,506
                                                                   ------------
                                                                      2,537,064
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE BONDS                                    Principal              Value
--------------------------------------------------------------------------------
Petroleum Refining - 2.4%
  Amerada Hess Corp.
    6.65% due 08/15/2011                         $ 1,050,000       $  1,156,215
  Conoco, Inc.
    6.35% due 04/15/2009                           1,000,000          1,095,336
                                                                   ------------
                                                                      2,251,551
                                                                   ------------

Real Estate - 2.2%
  Camden Property Trust
    7.00% due 11/15/2006                             800,000            843,301
  EOP Operating LP
    5.875% due 01/15/2013                          1,150,000          1,217,458
                                                                   ------------
                                                                      2,060,759
                                                                   ------------

Restaurants - 1.2%
  McDonald's Corp.
    6.00% due 04/15/2011                           1,000,000          1,090,048
                                                                   ------------

Software - 1.8%
  Computer Associates International, Inc.
    6.375% due 04/15/2005                          1,000,000          1,009,237
  Oracle Corporation
    6.91% due 02/15/2007                             675,000            717,148
                                                                   ------------
                                                                      1,726,385
                                                                   ------------

Trading Companies & Distributors - 1.1%
  Hughes Supply, Inc.
    5.50% due 10/15/2014                           1,000,000            989,119
                                                                   ------------

Total corporate bonds
  (Cost $76,915,121)                                                 77,819,547
                                                                   ------------

--------------------------------------------------------------------------------
FIRST MORTGAGE BOND - 1.1%
--------------------------------------------------------------------------------
Electric Utilities - 1.1%
  PP&L, Inc.
    6.55% due 03/01/2006                           1,000,000          1,035,341
                                                                   ------------

Total first mortgage bond
    (Cost $987,439)                                                   1,035,341
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
U.S. GOVERNMENT &                                 Principal/
AGENCY ISSUES - 9.8%                                  Shares              Value
--------------------------------------------------------------------------------
Federal Home Loan Bank - 1.1%
  Callable 03/26/2005
    3.35% due 12/26/2008                         $ 1,000,000       $    985,537
                                                                   ------------

U.S. Treasury Notes - 8.7%
  7.50% due 02/15/2005                             1,000,000          1,006,954
  6.50% due 05/15/2005                             1,000,000          1,014,922
  3.125% due 04/15/2009                            1,000,000            985,157
  5.50% due 05/15/2009                             1,000,000          1,081,876
  5.75% due 08/15/2010                               750,000            825,968
  5.00% due 08/15/2011                             1,000,000          1,064,883
  4.875% due 02/15/2012                            1,000,000          1,057,266
  4.75% due 05/15/2014                             1,000,000          1,042,422
                                                                   ------------
                                                                      8,079,448
                                                                   ------------

Total U.S. Government & Agency issues
    (Cost $9,089,628)                                                 9,064,985
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 7.9%
--------------------------------------------------------------------------------
Commercial Paper- 1.6%
  American Express Company
    2.20% due 01/31/2005                           1,500,000          1,497,250
                                                                   ------------

Money Market Funds - 6.3%
  Dreyfus Cash
    Management Fund -
    Investor Shares                                2,632,783          2,632,783
  Federated Treasury
    Obligations Fund -
    Institutional Shares                             613,020            613,020
  Nations Money Market
     Reserves Fund -
     Capital Shares                                2,637,358          2,637,358
                                                                   ------------
                                                                      5,883,161
                                                                   ------------

--------------------------------------------------------------------------------
                                                                          Value
--------------------------------------------------------------------------------
Total short-term investments
    (Cost $7,380,411)                                              $  7,380,411
                                                                   ------------

Total Investments
    (Cost $94,372,599) - 102.2%                                      95,300,284
                                                                   ------------

Liabilities in Excess of Other
    Assets - (2.2)%                                                  (2,017,336
                                                                   ------------

Total Net Assets - 100.0%                                          $ 93,282,948
                                                                   ============

(a)   Foreign security.

    The accompanying notes are an integral part of the financial statements.

                       This page intentionally left blank.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2004

                                                 LKCM                           LKCM            LKCM            LKCM
                                               Small Cap        LKCM          Balanced      Fixed Income    International
                                              Equity Fund    Equity Fund        Fund            Fund            Fund
Assets:
Investments, at value * ..................   $354,649,695   $ 37,220,315    $  8,372,877    $ 95,300,284    $ 41,017,232**
Dividends and interest receivable ........        191,159         37,418          40,850       1,403,911              --
Receivable from Adviser ..................             --             --           1,292              --              --
Receivable for fund shares sold ..........      1,258,908         31,418           3,797       1,540,853       1,128,857
Other assets .............................         14,884          8,691           2,633           4,099           3,779
                                             ------------   ------------    ------------    ------------    ------------
    Total assets .........................    356,114,646     37,297,842       8,421,449      98,249,147      42,149,868
                                             ------------   ------------    ------------    ------------    ------------
Liabilities:
Payable for investments purchased ........      2,885,255             --              --       4,819,207              --
Payable for investment advisory fees .....        632,189         30,705              --          80,020          21,618
Payable for fund shares redeemed .........        119,270             --             938          24,940              --
Distribution expense payable .............          4,235             --              --              --              --
Accrued expenses and other liabilities ...        154,512         27,614          12,688          42,032          24,354
                                             ------------   ------------    ------------    ------------    ------------
    Total liabilities ....................      3,795,461         58,319          13,626       4,966,199          45,972
                                             ------------   ------------    ------------    ------------    ------------
Net assets ...............................   $352,319,185   $ 37,239,523    $  8,407,823    $ 93,282,948    $ 42,103,896
                                             ============   ============    ============    ============    ============
Net assets consist of:
Paid in capital ..........................   $226,413,495   $ 29,720,111    $  7,703,330    $ 92,442,573    $ 73,869,068
Undistributed net investment income ......         42,586         55,730           1,530         144,519         988,316
Accumulated net realized gain (loss)
  on securities and foreign
  currency transactions ..................      5,830,702       (397,288)       (150,314)       (231,829)    (34,852,582)
Net unrealized appreciation on:
  Investments ............................    120,032,402      7,860,970         853,277         927,685       2,037,724
  Other assets and liabilities
   denominated in foreign currency .......             --             --              --              --          61,370
                                             ------------   ------------    ------------    ------------    ------------
Net assets ...............................   $352,319,185   $ 37,239,523    $  8,407,823    $ 93,282,948    $ 42,103,896
                                             ============   ============    ============    ============    ============
INSTITUTIONAL CLASS***
Net assets ...............................   $344,989,672   $ 37,239,523    $  8,407,823    $ 93,282,948    $ 42,103,896
Shares of beneficial interest
  outstanding (unlimited shares
  of no par value authorized) ............     16,077,934      2,844,606         709,471       8,948,782       4,479,128
Net asset value per share
  (offering and redemption price) ........   $      21.46   $      13.09    $      11.85    $      10.42    $       9.40
                                             ============   ============    ============    ============    ============
ADVISER CLASS
Net assets ...............................   $  7,329,513
Shares of beneficial interest
  outstanding (unlimited shares of
  no par value authorized) ...............        343,104
Net asset value per share
  (offering and redemption price) ........   $      21.36
                                             ============
* Cost of Investments ....................   $234,617,293   $ 29,359,345    $  7,519,600    $ 94,372,599
                                             ============   ============    ============    ============

**    Investment in the Master Portfolio (See Note A).

*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 2004

                                              LKCM                           LKCM          LKCM           LKCM
                                            Small Cap        LKCM          Balanced    Fixed Income   International
                                           Equity Fund    Equity Fund        Fund          Fund           Fund
Investment Income:
Dividends * ............................   $ 1,581,028    $   573,867    $   123,719    $        --    $   649,283
Interest ...............................       167,669         22,449        107,361      3,381,097         14,940
Expenses allocated from
  Master Portfolio .....................            --             --             --             --       (345,839)
                                           -----------    -----------    -----------    -----------    -----------
    Total income .......................     1,748,697        596,316        231,080      3,381,097        318,384
                                           -----------    -----------    -----------    -----------    -----------
Expenses:
Investment advisory fees ...............     2,281,576        242,853         55,955        374,465        197,605
Distribution expense - Adviser Class ...        12,550             --             --             --             --
Administrative fees ....................       246,182         46,268         20,230         56,054         45,124
Accounting and transfer agent
  fees and expenses ....................       134,115         67,608         37,692         64,690         33,760
Professional fees ......................       110,805         13,148          3,404         27,717         17,603
Federal and state registration .........        38,185         25,714          5,788         12,988         10,768
Custody fees and expenses ..............        36,262          4,875          3,056          8,495          1,546
Reports to shareholders ................        21,595          2,329            632          4,912          2,847
Trustees' fees .........................        18,980          2,378            732          5,128          2,741
Other ..................................        22,891          2,840            771          5,846          3,974
                                           -----------    -----------    -----------    -----------    -----------
  Total expenses .......................     2,923,141        408,013        128,260        560,295        315,968
  Less, expense waiver and/or
   reimbursement .......................            --       (131,557)       (59,392)       (73,491)      (187,515)
                                           -----------    -----------    -----------    -----------    -----------
  Net expenses .........................     2,923,141        276,456         68,868        486,804        128,453
                                           -----------    -----------    -----------    -----------    -----------
Net investment income (loss) ...........    (1,174,444)       319,860        162,212      2,894,293        189,931
                                           -----------    -----------    -----------    -----------    -----------
Realized and Unrealized Gain
  (Loss) on Investments:
Net realized gain on:
  Investments ..........................    32,671,697        380,225        168,179        111,740      5,924,963**
  Foreign currency transactions ........            --             --             --             --        640,893**
                                           -----------    -----------    -----------    -----------    -----------
                                            32,671,697        380,225        168,179        111,740      6,565,856
                                           -----------    -----------    -----------    -----------    -----------
Net change in unrealized
  appreciation/depreciation on:
         Investments ...................    31,063,175      2,000,598        255,933     (1,039,652)    (2,499,132)**
  Foreign currency transactions ........            --             --             --             --         47,518**
                                           -----------    -----------    -----------    -----------    -----------
                                            31,063,175      2,000,598        255,933     (1,039,652)    (2,451,614)
Net Realized and Unrealized Gain
  (Loss) on Investments ................    63,734,872      2,380,823        424,112       (927,912)     4,114,242
                                           -----------    -----------    -----------    -----------    -----------

Net Increase in Net Assets
  Resulting from Operations ............   $62,560,428    $ 2,700,683    $   586,324    $ 1,966,381    $ 4,304,173
                                           ===========    ===========    ===========    ===========    ===========

* Net of foreign taxes withheld ........   $        --    $       316    $       549    $        --    $    88,503
                                           ===========    ===========    ===========    ===========    ===========

**    Allocated from the Master Portfolio

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     LKCM                            LKCM
                                                             Small Cap Equity Fund                Equity Fund

                                                          Year Ended      Year Ended      Year Ended      Year Ended
                                                         December 31,    December 31,    December 31,    December 31,
                                                             2004            2003            2004            2003
                                                         ------------    ------------    ------------    ------------
Operations:
Net investment income (loss) .........................   $ (1,174,444)   $ (1,042,494)   $    319,860    $    208,458
Net realized gain (loss) on investments ..............     32,671,697      22,491,811         380,225         (42,675)
Net change in unrealized appreciation/depreciation
  on investments .....................................     31,063,175      49,805,401       2,000,598       6,269,445
                                                         ------------    ------------    ------------    ------------
   Net increase in net assets
     resulting from operations .......................     62,560,428      71,254,718       2,700,683       6,435,228
                                                         ------------    ------------    ------------    ------------

Dividends and Distributions
  to Institutional Class Shareholders:
Net investment income ................................             --              --        (322,328)       (204,369)
Net realized gain on investments .....................    (34,744,980)    (13,042,513)             --              --
                                                         ------------    ------------    ------------    ------------
                                                          (34,744,980)    (13,042,513)       (322,328)       (204,369)
                                                         ------------    ------------    ------------    ------------

Distributions to Adviser Class Shareholders:
Net realized gain on investments .....................       (740,090)       (177,235)             --              --
                                                         ------------    ------------    ------------    ------------

Net increase in net assets from
  Fund share transactions (Note C) ...................     54,765,784       5,557,439       1,131,995       2,826,460
                                                         ------------    ------------    ------------    ------------
Total increase in net assets .........................     81,841,142      63,592,409       3,510,350       9,057,319

Net Assets:
Beginning of period ..................................    270,478,043     206,885,634      33,729,173      24,671,854
                                                         ------------    ------------    ------------    ------------
End of period * ......................................   $352,319,185    $270,478,043    $ 37,239,523    $ 33,729,173
                                                         ============    ============    ============    ============

* Including undistributed net
  investment income of: ..............................   $     42,586    $         --    $     55,730    $     58,198
                                                         ============    ============    ============    ============

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    LKCM                          LKCM
                                                               Balanced Fund                Fixed Income Fund

                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             2004           2003           2004           2003
                                                         ------------   ------------   ------------   ------------
Operations:
Net investment income ................................   $   162,212    $   148,895    $ 2,894,293    $ 2,517,118
Net realized gain (loss) on investments ..............       168,179        (18,241)       111,740        165,162
Net change in unrealized appreciation/depreciation
  on investments .....................................       255,933      1,176,883     (1,039,652)      (760,110)
                                                         -----------    -----------    -----------    -----------
   Net increase in net assets
     resulting from operations .......................       586,324      1,307,537      1,966,381      1,922,170
                                                         -----------    -----------    -----------    -----------

Dividends and Distributions
  to Shareholders:
Net investment income ................................      (170,801)      (145,359)    (2,857,352)    (2,522,481)
                                                         -----------    -----------    -----------    -----------

Net increase (decrease) in net assets from
  from Fund share transactions (Note C) ..............      (760,466)       292,996     25,819,968     12,389,668
                                                         -----------    -----------    -----------    -----------
Total increase (decrease) in net assets ..............      (344,943)     1,455,174     24,928,997     11,789,357
                                                         -----------    -----------    -----------    -----------

Net Assets:
Beginning of period ..................................     8,752,766      7,297,592     68,353,951     56,564,594
                                                         -----------    -----------    -----------    -----------
End of period * ......................................   $ 8,407,823    $ 8,752,766    $93,282,948    $68,353,951
                                                         ===========    ===========    ===========    ===========
* Including undistributed net
  investment income of: ..............................   $     1,530    $    10,414    $   144,519    $   107,578
                                                         ===========    ===========    ===========    ===========

                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        LKCM
                                                                                                 International Fund

                                                                                              Year Ended     Year Ended
                                                                                             December 31,   December 31,
                                                                                                 2004           2003
                                                                                             ------------   ------------
Operations:
Net investment income ....................................................................   $   189,931    $   334,316
Net realized gain on investments, futures contracts and foreign currency transactions ....     6,565,856      2,159,782
Net change in unrealized appreciation/depreciation .......................................    (2,451,614)     7,476,776
                                                                                             -----------    -----------
  Net increase in net assets resulting from operations ...................................     4,304,173      9,970,874
                                                                                             -----------    -----------

Dividends to Shareholders:
Net investment income ....................................................................      (464,052)      (536,161)
                                                                                             -----------    -----------

Net increase (decrease) in net assets from Fund share transactions (Note C) ..............    (2,925,690)       213,109
                                                                                             -----------    -----------
Total increase in net assets .............................................................       914,431      9,647,822

Net Assets:
Beginning of period ......................................................................    41,189,465     31,541,643
                                                                                             -----------    -----------
End of period *...........................................................................   $42,103,896    $41,189,465
                                                                                             ===========    ===========
* Including undistributed net
  investment income of: ..................................................................   $   988,316    $        --
                                                                                             ===========    ===========

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                      LKCM Small Cap Equity Fund

                                              Institutional   Institutional
                                                  Class           Class*
                                                  Year            Year            Year            Year          Year
                                                  Ended           Ended           Ended           Ended         Ended
                                               December 31,    December 31,    December 31,   December 31,   December 31,
                                                  2004            2003            2002            2001          2000
                                              -------------   -------------    ------------   ------------   ------------
Net Asset Value -- Beginning of Period .....    $  19.54        $  15.24        $  17.29        $  17.00      $  18.08
                                                --------        --------        --------        --------      --------
Net investment income (loss) ...............       (0.08)(1)       (0.08)(1)       (0.03)(2)        0.08          0.05
Net realized and unrealized gain (loss)
   on investments ..........................        4.40            5.38           (2.01)           1.20          2.02
                                                --------        --------        --------        --------      --------
    Total from investment operations .......        4.32            5.30           (2.04)           1.28          2.07
                                                --------        --------        --------        --------      --------
Dividends from net investment income .......          --              --           (0.00)(3)       (0.07)        (0.05)
Distributions from net realized gains ......       (2.40)          (1.00)          (0.01)          (0.92)        (3.10)
                                                --------        --------        --------        --------      --------
    Total dividends and distributions ......       (2.40)          (1.00)          (0.01)          (0.99)        (3.15)
                                                --------        --------        --------        --------      --------
Net Asset Value -- End of Period ...........    $  21.46        $  19.54        $  15.24        $  17.29      $  17.00
                                                ========        ========        ========        ========      ========
Total Return ...............................       22.09%          34.71%         (11.79)%          7.50%        11.37%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ......    $344,990        $266,842        $206,886        $220,570      $211,001
Ratio of expenses to average net assets ....        0.96%           0.97%           0.94%           0.92%         0.93%
Ratio of net investment income (loss)
  to average net assets ....................       (0.38)%         (0.45)%         (0.19)%          0.46%         0.32%
Portfolio turnover rate(4) .................          53%             43%             52%             62%           79%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)   Less than $(0.005).

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                      LKCM Small Cap Equity Fund - Adviser Class

                                                               Year       June 5, 2003
                                                              ended         through
                                                           December 31,   December 31,
                                                               2004           2003*
                                                           ------------   ------------
Net Asset Value -- Beginning of Period ................      $ 19.51        $ 16.85
                                                             -------        -------
Net investment loss(1) ................................        (0.13)         (0.08)
Net realized and unrealized gain on investments .......         4.38           3.74
                                                             -------        -------
    Total from investment operations ..................         4.25           3.66
                                                             -------        -------
Distributions from net realized gains .................        (2.40)         (1.00)
                                                             -------        -------
Net Asset Value -- End of Period ......................      $ 21.36        $ 19.51
                                                             =======        =======
Total Return ..........................................        21.76%         21.66%(2)

Ratios and Supplemental Data:
Net assets, end of period (thousands) .................      $ 7,329        $ 3,636
Ratio of expenses to average net assets ...............         1.21%          1.21%(3)
Ratio of net investment loss to average net assets ....        (0.63)%        (0.69)%(3)
Portfolio turnover rate(4) ............................           53%            43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Not annualized.

(3)   Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                       LKCM Equity Fund

                                                                Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
                                                            December 31,   December 31,   December 31,   December 31,   December 31,
                                                                2004           2003           2002           2001           2000
                                                            ------------   ------------   ------------   ------------   ------------
Net Asset Value -- Beginning of Period ..................     $ 12.24        $  9.98        $ 11.76        $ 13.25        $ 14.91
                                                              -------        -------        -------        -------        -------
Net investment income ...................................        0.11           0.07           0.06           0.08           0.40
Net realized and unrealized gain (loss)
  on investments ........................................        0.85           2.26          (1.78)         (1.49)          0.24
                                                              -------        -------        -------        -------        -------
   Total from investment operations .....................        0.96           2.33          (1.72)         (1.41)          0.64
                                                              -------        -------        -------        -------        -------
    Dividends from net investment income ................       (0.11)         (0.07)         (0.06)         (0.06)         (0.40)
Distributions from net realized gains ...................          --             --             --          (0.02)         (1.90)
                                                              -------        -------        -------        -------        -------
   Total dividends and distributions ....................       (0.11)         (0.07)         (0.06)         (0.08)         (2.30)
                                                              -------        -------        -------        -------        -------
Net Asset Value -- End of Period ........................     $ 13.09        $ 12.24        $  9.98        $ 11.76        $ 13.25
                                                              =======        =======        =======        =======        =======
    Total Return ........................................        7.88%         23.38%        (14.64)%       (10.61)%         4.14%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ...................     $37,240        $33,729        $24,672        $26,822        $24,800
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement ............        1.18%          1.18%          1.05%          1.05%          1.06%
  After expense waiver and/or reimbursement .............        0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement ............        0.54%          0.33%          0.29%          0.53%          2.33%
  After expense waiver and/or reimbursement .............        0.92%          0.71%          0.54%          0.78%          2.59%
Portfolio turnover rate .................................          28%            14%            44%            35%            57%

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                              LKCM Balanced Fund

                                                        Year           Year           Year           Year           Year
                                                       Ended          Ended          Ended          Ended          Ended
                                                    December 31,   December 31,   December 31,   December 31,   December 31,
                                                        2004           2003           2002           2001           2000
                                                    ------------   ------------   ------------   ------------   ------------
Net Asset Value -- Beginning of Period ..........     $ 11.29        $  9.86        $ 11.44        $ 11.77        $ 12.30
                                                      -------        -------        -------        -------        -------
Net investment income ...........................        0.22           0.19           0.23           0.30           0.26
Net realized and unrealized gain (loss)
   on investments ...............................        0.57           1.42          (1.59)         (0.26)         (0.55)
                                                      -------        -------        -------        -------        -------
   Total from investment operations .............        0.79           1.61          (1.36)          0.04          (0.29)
                                                      -------        -------        -------        -------        -------
Dividends from net investment income ............       (0.23)         (0.18)         (0.21)         (0.32)         (0.22)
Distributions from net realized gains ...........          --             --          (0.01)         (0.05)         (0.02)
                                                      -------        -------        -------        -------        -------
   Total dividends and distributions ............       (0.23)         (0.18)         (0.22)         (0.37)         (0.24)
                                                      -------        -------        -------        -------        -------
Net Asset Value -- End of Period ................     $ 11.85        $ 11.29        $  9.86        $ 11.44        $ 11.77
                                                      =======        =======        =======        =======        =======
Total Return ....................................        7.10%         16.59%        (11.97)%         0.47%         (2.34)%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ...........     $ 8,408        $ 8,753        $ 7,298        $ 7,375        $ 7,767
Ratio of expenses to average net assets:
      Before expense reimbursement ..............        1.49%          1.52%          1.66%          1.58%          1.72%
  After expense reimbursement ...................        0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment income to average
net assets:
  Before expense waiver and/or reimbursement ....        1.20%          1.09%          1.31%          1.83%          1.24%
  After expense waiver and/or reimbursement .....        1.89%          1.81%          2.17%          2.61%          2.16%
Portfolio turnover rate .........................          19%            24%            17%            37%            48%

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                  LKCM Fixed Income Fund

                                                                Year          Year          Year          Year          Year
                                                               Ended         Ended         Ended         Ended         Ended
                                                            December 31,  December 31,  December 31,  December 31,  December 31,
                                                                2004          2003          2002          2001          2000
                                                            ------------  ------------  ------------  ------------  ------------
Net Asset Value -- Beginning of Period ..................     $  10.52      $  10.61      $  10.48      $  10.01      $   9.69
                                                              --------      --------      --------      --------      --------
Net investment income ...................................         0.39          0.42          0.51          0.60          0.56
Net realized and unrealized gain (loss)
   on investments .......................................        (0.10)        (0.08)         0.13          0.45          0.31
                                                              --------      --------      --------      --------      --------
   Total from investment operations .....................         0.29)         0.34          0.64          1.05          0.87
                                                              --------      --------      --------      --------      --------
Dividends from net investment income ....................        (0.39)        (0.43)        (0.51)        (0.58)        (0.55)
                                                              --------      --------      --------      --------      --------
Net Asset Value -- End of Period ........................     $  10.42      $  10.52      $  10.61      $  10.48      $  10.01
                                                              ========      ========      ========      ========      ========
Total Return ............................................         2.77%         3.25%         6.32%        10.76%         9.26%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ...................     $ 93,283      $ 68,354      $ 56,565      $ 45,446      $ 33,560
Ratio of expenses to average net assets:
  Before expense reimbursement ..........................         0.75%         0.77%         0.75%         0.77%         0.84%
  After expense reimbursement ...........................         0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement ............         3.78%         3.98%         4.96%         5.81%         5.63%
  After expense waiver and/or reimbursement .............         3.88%         4.10%         5.06%         5.93%         5.82%
Portfolio turnover rate .................................           27%           58%           40%           36%           28%

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                              LKCM International Fund

                                                           Year           Year           Year            Year           Year
                                                          Ended          Ended          Ended           Ended          Ended
                                                       December 31,   December 31,   December 31,    December 31,   December 31,
                                                           2004           2003           2002            2001           2000
                                                         --------       --------       --------        --------       --------
Net Asset Value -- Beginning of Period ..............    $   8.52       $   6.41       $   8.07        $  11.44       $  15.44
                                                         --------       --------       --------        --------       --------
Net investment income ...............................        0.04(1)        0.07(2)        0.08(1)         0.01(1)        0.06(1)
Net realized and unrealized gain (loss)
  on investments ....................................        0.95           2.13          (1.60)          (3.35)         (1.74)
                                                         --------       --------       --------        --------       --------
   Total from investment operations .................        0.99           2.20          (1.52)          (3.34)         (1.68)
                                                         --------       --------       --------        --------       --------
Redemption fees .....................................          --           0.02             --              --             --
                                                         --------       --------       --------        --------       --------
Dividends from net investment income ................       (0.11)         (0.11)         (0.14)             --          (0.01)
Distributions from net realized gains ...............          --             --             --           (0.03)         (2.31)
                                                         --------       --------       --------        --------       --------
   Total dividends and distributions ................       (0.11)         (0.11)         (0.14)          (0.03)         (2.32)
                                                         --------       --------       --------        --------       --------
Net Asset Value -- End of Period ....................    $   9.40       $   8.52       $   6.41        $   8.07       $  11.44
                                                         ========       ========       ========        ========       ========
Total Return ........................................       11.59%         34.68%        (18.86)%        (29.16)%       (10.68)%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ...............    $ 42,104       $ 41,189       $ 31,542        $ 70,368       $ 99,526
Ratio of expenses to average net assets:
  Before expense reimbursement ......................        1.67%          1.99%          1.55%           1.56%          1.51%
  After expense reimbursement .......................        1.20%          1.20%          1.20%           1.20%          1.20%
Ratio of net investment income (loss) to average
net assets:
  Before expense waiver and/or reimbursement ........        0.01%          0.25%          0.68%          (0.21)%         0.08%
  After expense waiver and/ or reimbursement ........        0.48%          1.04%          1.03%           0.15%          0.39%
Portfolio turnover rate .............................         N/A            N/A            N/A             N/A            186%(3)

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund. Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.

                     See notes to the financial statements.

                                   LKCM Funds

                        NOTES TO THE FINANCIAL STATEMENTS

A. Organization and Significant Accounting Policies: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity
Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note C. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above-average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At December 31, 2004, the LKCM International Fund has a 51.8% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

      1. Security Valuation: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Luther King Capital Management Corporation (the "Adviser"). The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

      2. Federal Income Taxes: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

      3. Distributions to Shareholders: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

      4. Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

      5. Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and
      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

      6. Expense Allocation: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

      7. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      8. Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

      9. Other: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2004, the Adviser waived and/or reimbursed the following expenses:

                             LKCM         LKCM          LKCM          LKCM           LKCM
                           Small Cap     Equity       Balanced        Fixed      International
                          Equity Fund     Fund          Fund       Income Fund       Fund
                          -----------     ----          ----       -----------       ----
Annual Advisory Rate          0.75%         0.70%         0.65%         0.50%         (1)(2)
Annual Cap on Expenses        1.00%         0.80%         0.80%         0.65%          1.20%
Expenses Waived and/or
Reimbursed                      --      $131,557      $ 59,392      $ 73,491       $187,515

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. U.S. Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. The Northern Trust Company serves as custodian for the LKCMInternational Fund. SEIInvestments Company serves as accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2004, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $12,550.

C. Fund Shares: At December 31, 2004, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund

                                            Year Ended                         Year Ended
                                         December 31, 2004                 December 31, 2003
                                   -----------------------------     -----------------------------
                                        Institutional Class               Institutional Class
                                      Shares           Amount           Shares           Amount
                                   ------------     ------------     ------------     ------------
Shares sold                           1,746,881     $ 36,698,335          888,911     $ 15,343,228
Shares issued to shareholders in
  reinvestment of distributions       1,554,711       33,414,333          610,521       12,045,571
Shares redeemed                        (881,679)     (18,659,138)      (1,414,800)     (25,211,565)
Redemption fees                                            1,775                               129
                                   ------------     ------------     ------------     ------------
Net increase                          2,419,913     $ 51,455,305           84,632     $  2,177,363
                                                    ============                      ============
Shares Outstanding:
Beginning of period                  13,658,021                        13,573,389
                                   ------------                      ------------
End of period                        16,077,934                        13,658,021
                                   ============                      ============

                                                                             June 5, 2003*
                                            Year Ended                          through
                                         December 31, 2004                 December 31, 2003
                                   -----------------------------     -----------------------------
                                           Adviser Class                     Adviser Class
                                      Shares           Amount           Shares           Amount
                                   ------------     ------------     ------------     ------------
Shares sold                             122,160     $  2,570,989          177,377    $  3,202,841
Shares issued to shareholders in
  reinvestment of distributions          34,600          740,090            8,997         177,235
Shares redeemed                             (30)            (600)              --              --
                                   ------------     ------------     ------------    ------------
Net increase                            156,730     $  3,310,479          186,374    $  3,380,076
                                                    ============                     ============
Shares Outstanding:
Beginning of period                     186,374                                --
                                   ------------                      ------------
End of period                           343,104                           186,374
                                   ============                      ============
Total Net Increase                                 $ 54,765,784                      $  5,557,439
                                                   ============                      ============

*     Commencement of sales.

Equity Fund

                                            Year Ended                        Year Ended
                                         December 31, 2004                 December 31, 2003
                                   -----------------------------     -----------------------------
                                      Shares           Amount           Shares           Amount
                                   ------------     ------------     ------------     ------------
Shares sold                             394,455     $  4,891,097          670,954     $  7,074,203
Shares issued to shareholders in
  reinvestment of distributions          22,116          289,503           15,076          184,230
Shares redeemed                        (327,863)      (4,048,693)        (403,376)      (4,432,020)
Redemption fees                              88               47
                                   ------------     ------------     ------------     ------------
Net increase                             88,708     $  1,131,995          282,654     $  2,826,460
                                                    ============                      ============
Shares Outstanding:
Beginning of period                   2,755,898                         2,473,244
                                   ------------                      ------------
End of period                         2,844,606                         2,755,898
                                   ============                      ============

Balanced Fund

                                            Year Ended                        Year Ended
                                         December 31, 2004                 December 31, 2003
                                   -----------------------------     -----------------------------
                                      Shares           Amount           Shares           Amount
                                   ------------     ------------     ------------     ------------
Shares sold                              54,251     $    618,337          139,988     $  1,401,222
Shares issued to shareholders in
  reinvestment of distributions          14,683          168,816           14,052          143,493
Shares redeemed                        (134,638)      (1,547,619)        (118,728)      (1,251,719)
                                   ------------     ------------     ------------     ------------
Net increase (decrease)                 (65,704)    $   (760,466)          35,312     $    292,996
                                                    ============                      ============
Shares Outstanding:
Beginning of period                     775,175                           739,863
                                   ------------                      ------------
End of period                           709,471                           775,175
                                   ============                      ============

Fixed Income Fund

                                            Year Ended                        Year Ended
                                         December 31, 2004                 December 31, 2003
                                   -----------------------------     -----------------------------
                                      Shares           Amount           Shares           Amount
                                   ------------     ------------     ------------     ------------
Shares sold                           2,950,207     $ 31,069,167        1,508,017     $ 16,015,902
Shares issued to shareholders in
  reinvestment of distributions         232,382        2,429,063          199,316        2,105,232
Shares redeemed                        (730,287)      (7,678,302)        (540,941)      (5,731,565)
Redemption fees                              --               40               --               99
                                   ------------     ------------     ------------     ------------
Net increase                          2,452,302     $ 25,819,968        1,166,392     $ 12,389,668
                                                    ============                      ============
Shares Outstanding:
Beginning of period                   6,496,480                         5,330,088
                                   ------------                      ------------
End of period                         8,948,782                         6,496,480
                                   ============                      ============

International Fund

                                            Year Ended                        Year Ended
                                         December 31, 2004                 December 31, 2003
                                   -----------------------------     -----------------------------
                                      Shares           Amount           Shares           Amount
                                   ------------     ------------     ------------     ------------
Shares sold                             561,526     $  5,015,238        2,859,335     $ 19,538,465
Shares issued to shareholders in
  reinvestment of distributions          46,196          434,242           62,431          528,796
Shares redeemed                        (962,361)      (8,375,174)      (3,006,962)     (19,966,021)
Redemption fees                              --                4               --          111,869
                                   ------------     ------------     ------------     ------------
Net increase (decrease)                (354,639)    $ (2,925,690)         (85,196)    $    213,109
                                                    ============                      ============
Shares Outstanding:
Beginning of period                   4,833,767                         4,918,963
                                   ------------                      ------------
End of period                         4,479,128                         4,833,767
                                   ============                      ============

D. Security Transactions: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2004 were as follows:

                                         Purchases                         Sales
                                   U.S.                             U.S.
                                Government        Other          Government        Other
                               ------------    ------------     ------------    ------------
LKCM Small Cap Equity Fund     $         --    $167,379,819     $         --    $151,594,911
LKCM Equity Fund                         --       8,941,071               --       9,144,791
LKCM Balanced Fund                   53,947       1,557,929               --       2,395,455
LKCM Fixed Income Fund            5,208,047      38,905,462        5,089,545      14,548,501

E. Tax Information: At December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                       LKCM              LKCM             LKCM             LKCM
                                     Small Cap          Equity          Balanced           Fixed
                                    Equity Fund          Fund             Fund          Income Fund
                                    -----------          ----             ----          -----------
Cost of investments                 $234,574,707     $ 29,360,003     $  7,520,188     $ 94,301,977
                                    ============     ============     ============     ============
Gross unrealized appreciation       $122,231,159     $  8,387,299     $  1,260,032     $  1,441,808
Gross unrealized depreciation         (2,156,171)        (526,987)        (407,343)        (443,501)
                                    ------------     ------------     ------------     ------------
Net unrealized appreciation         $120,074,988     $  7,860,312     $    852,689     $    998,307
                                    ============     ============     ============     ============
Undistributed ordinary income       $         --     $     55,730     $      2,118     $     33,091
Undistributed long-term
  capital gain                         5,830,702               --               --               --
                                    ------------     ------------     ------------     ------------
Total distributable earnings        $  5,830,702     $     55,730     $      2,118     $     33,091
                                    ------------     ------------     ------------     ------------
Other accumulated losses            $         --     $   (396,630)    $   (150,314)    $   (191,023)
                                    ------------     ------------     ------------     ------------
Total accumulated earnings          $125,905,690     $  7,519,412     $    704,493     $    840,375
                                    ============     ============     ============     ============

At December 31, 2004 the accumulated capital loss carryforwards were as follows:

                         LKCM            LKCM           LKCM          LKCM           LKCM
                       Small Cap        Equity        Balanced        Fixed      International
                      Equity Fund        Fund           Fund       Income Fund       Fund
Expiring in 2009      $        --    $        --    $        --    $        --    $22,922,832
Expiring in 2010               --        253,243        119,639        191,023     11,720,144
Expiring in 2011               --        143,387         10,387             --             --
                      -----------    -----------    -----------    -----------    -----------
Total capital loss
  carryforwards       $        --    $   396,630    $   130,026    $   191,023    $34,642,976
                      ===========    ===========    ===========    ===========    ===========

To the extent the Funds realize future net capital gains, those gains will be offset by an unused capital loss carryforwards. For the year ended December 31, 2004, capital loss carryforwards of $300,587, $189,498, $141,855, and $5,984,907
were utilized by the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund, and the LKCM International Fund, respectively. At December 31, 2004, the LKCM Balanced Fund had net realized losses from transactions between November 1, 2004 and December 31, 2004 of $20,288, which are deferred for tax purposes and will be recognized in 2005.

The tax components of dividends paid during the year ended December 31, 2004 were as follows:

                                 Ordinary         Long-Term
                                  Income        Capital Gains
                                -----------     -------------
LKCM Small Cap Equity Fund      $        --      $35,485,070
LKCM Equity Fund                    322,328               --
LKCM Balanced Fund                  170,801               --
LKCM Fixed Income Fund            2,857,352               --
LKCM International Fund             464,052               --

The tax components of dividends paid during the year ended December 31, 2003 were as follows:

                                 Ordinary         Long-Term
                                  Income        Capital Gains
                                -----------     -------------
LKCM Small Cap Equity Fund      $        --      $13,219,748
LKCM Equity Fund                    204,369               --
LKCM Balanced Fund                  145,359               --
LKCM Fixed Income Fund            2,522,481               --
LKCM International Fund             536,161               --

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 24, 2005

Additional Tax Information: For the fiscal year 2004, the LKCM Equity, Balanced and International Funds designate 100.0%, 65.44% and 100.0%, respectively, of dividends from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003.

                       This page intentionally left blank.

                             ADDITIONAL INFORMATION

Information about the Funds' Trustees

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

--------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
                                             Term of                          Portfolios
                                            Office &         Principal          in Fund
                            Position(s)      Length         Occupation          Complex                Other
Name, Address                Held with       of Time        During Past         Overseen           Directorships
and Age                      the Fund       Served(1)       Five Years         by Trustee         Held By Trustee
--------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees:
--------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey               Chairman         Since     CEO, Texassystems,         5         Non-executive chairman of
301 Commerce Street          of the           1994      LLC and CEO,                         the board of AZZ
Suite 1600                   Board of                   Texaslearningsystems                 Incorporated, a
Fort Worth, Texas 76102      Trustees                   LLC since 1999;                      manufacturing company
Age: 62                                                 Dean, M.J. Neeley
                                                        School of Business,
                                                        Texas Christian
                                                        University Business
                                                        School from 1987
                                                        to 2001
--------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.        Trustee          Since     Consultant; formerly       5         Priests Pension Fund of the
301 Commerce Street                           1994      Consultant for                       Catholic Diocese of Fort
Suite 1600                                              NASDAQ Corp. and                     Worth, Lay Workers Pension
Fort Worth, TX 76102                                    Vice President,                      Fund of the Catholic Diocese
Age: 84                                                 Merrill Lynch & Co.,                 of Fort Worth, St. Joseph
                                                        Inc.                                 Health Care Trust, Catholic
                                                                                             Schools Trust and Catholic
                                                                                             Foundation of North Texas
Interested Trustee:
--------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.(2)       Trustee,         Since     Chairman, President,       5         DK Leasing Corp (private
301 Commerce Street          President        1994      and Director,                        plane), Employee
Fort Worth, TX 76102         and Chief                  Luther King Capital                  Retirement Systems of
Age: 64                      Executive                  Management                           Texas, 4K Land & Cattle
                             Officer                    Corporation                          Company, Hunt Forest
                                                        since 1979                           Products (lumber), Ruston
                                                                                             Industrial Corp. (forest
                                                                                             products), Investment
                                                                                             Company Association of
                                                                                             America (trade
                                                                                             organization), JLK Venture
                                                                                             Corp (private equity),
                                                                                             Southwestern Exposition &
                                                                                             Livestock, Southwest JLK,
                                                                                             Texas Christian University
                                                                                             and Texas Southwestern
                                                                                             Cattleraisers Foundation
--------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

(2)   Mr. King is an "interested person" of the Trust (as defined in the 1940
      Act) because he controls the Adviser.

See TT EAFE Portfolio Financial Statements for trustees and officers of the TT International U.S.A. Master Trust.

                                                   Term of
                                                   Office &                Principal
                                Position(s)         Length                Occupation
Name, Address                    Held with          of Time               During Past
and Age                          the Fund           Served                Five Years
---------------------------------------------------------------------------------------------------
Officers:
---------------------------------------------------------------------------------------------------
J. Luther King, Jr.           President and          Since      Chairman, President and Director,
301 Commerce Street           Chief Executive        1994       Luther King Capital Management
Fort Worth, Texas 76102       Officer                           Corporation since 1979.
Age: 64
---------------------------------------------------------------------------------------------------
Paul W. Greenwell             Vice President         Since      Vice President, Luther King Capital
301 Commerce Street                                  1996       Management since 1983.
Fort Worth, Texas 76102
Age: 54
---------------------------------------------------------------------------------------------------
Jacqui Brownfield             Vice President,        Since      Fund Administrator and Operations
301 Commerce Street           CCO, Secretary         1994       Manager, Luther King Capital
Fort Worth, Texas 76102       and Treasurer                     Mangagement since 1987.
Age: 43
---------------------------------------------------------------------------------------------------
Steven R. Purvis              Vice President         Since      Director of Research, Luther King
301 Commerce Street                                  2000       Capital Management since 1996.
Fort Worth, Texas 76102
Age: 39
---------------------------------------------------------------------------------------------------

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                December 31, 2004

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30, 2004 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

--------------------------------------------------------------------------------
                                                                 Value (Note 2)
COMMON STOCKS - 71.96%                                Shares                US$
--------------------------------------------------------------------------------
AUSTRALIA - 0.74%
--------------------------------------------------------------------------------
Papers & Packaging - 0.74%
  Amcor Ltd.                                         102,006       $    587,724
                                                                   ------------
Total Australia                                                         587,724
                                                                   ------------

--------------------------------------------------------------------------------
CHINA - 0.72%
--------------------------------------------------------------------------------
Computers - 0.29%
  Lenovo Group Ltd.                                  770,000            230,325
                                                                   ------------

Insurance - 0.35%
  China Life Insurance
    Co. Ltd.*                                        418,000            279,645
                                                                   ------------

Metals & Mining - 0.08%
  Aluminum Corp. Of
    China Ltd.                                       100,000             59,182
                                                                   ------------
Total China                                                             569,152
                                                                   ------------

--------------------------------------------------------------------------------
DENMARK - 0.58%
--------------------------------------------------------------------------------
Diversified Telecommunications - 0.58%
  TDC A/S                                             10,883            460,870
                                                                   ------------
Total Denmark                                                           460,870
                                                                   ------------

--------------------------------------------------------------------------------
FRANCE - 2.69%
--------------------------------------------------------------------------------
Computers - 0.56%
  Atos Origin*                                         6,451            438,163
                                                                   ------------

Oil & Gas - 2.13%
  Total SA                                             7,728          1,688,038
                                                                   ------------
Total France                                                          2,126,201
                                                                   ------------

--------------------------------------------------------------------------------
GERMANY - 5.35%
--------------------------------------------------------------------------------
Diversified Operations - 1.58%
Siemens AG                                            14,754          1,250,992
                                                                   ------------

Diversified Telecommunications - 1.02%
Deutsche Telekom AG*                                  35,762            809,348
                                                                   ------------

--------------------------------------------------------------------------------
                                                                 Value (Note 2)
COMMON STOCKS                                         Shares                US$
--------------------------------------------------------------------------------
Insurance - 2.75%
  Allianz AG                                           5,116       $    678,702
  Muenchener
    Rueckversicherungs AG                             12,177          1,497,091
                                                                   ------------
                                                                      2,175,793
                                                                   ------------
    Total Germany                                                     4,236,133
                                                                   ------------

--------------------------------------------------------------------------------
HONG KONG - 2.91%
--------------------------------------------------------------------------------
Diversified Operations - 1.38%
  China Resources
    Enterprise Ltd.                                  148,000            231,348
  Citic Pacific Ltd.                                 127,000            361,097
  Swire Pacific Ltd.
    Class A Shares                                    59,500            497,575
                                                                   ------------
                                                                      1,090,020
                                                                   ------------

Diversified Telecommunications - 0.34%
  China Netcom Group
    Corp. Hong Kong Ltd.*                            197,000            267,391
                                                                   ------------

Electronic Equipment &
    Instruments - 0.28%
  Johnson Electric Holdings                          233,000            226,324
                                                                   ------------
Real Estate - 0.91%
  Henderson Land
    Development Ltd.                                 139,000            722,478
                                                                   ------------
Total Hong Kong                                                       2,306,213
                                                                   ------------

--------------------------------------------------------------------------------
ITALY - 2.48%
--------------------------------------------------------------------------------
Banks - 1.32%
  Capitalia SPA                                      227,939          1,044,114
                                                                   ------------
Electric - 1.16%
  Eel SPA                                             93,671            920,540
                                                                   ------------
Total Italy                                                           1,964,654
                                                                   ------------

--------------------------------------------------------------------------------
JAPAN - 21.70%
--------------------------------------------------------------------------------
Banks - 8.67%
  Bank of Yokohama Ltd.                              119,000            750,210
  Mitsubishi Tokyo
    Financial Group Inc.                                 218          2,212,550
  Mizuho Financial Group
    Inc.                                                 392          1,973,963
  Sumitomo Mitsui
    Financial Group Inc.                                 105            763,394

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
                                                                 Value (Note 2)
COMMON STOCKS                                         Shares                US$
--------------------------------------------------------------------------------
Banks (continued)
  Sumitomo Trust
   & Banking Co. Ltd.                                115,000       $    831,610
  The Chiba Bank Ltd.                                 50,000            334,244
                                                                   ------------
                                                                      6,865,971
                                                                   ------------

Commercial Services & Supplies - 0.10%
  Park24 Co. Ltd.                                      4,400             79,008
                                                                   ------------

Computers - 0.06%
  Nomura Research
    Institute Ltd.                                       500             46,843
                                                                   ------------

Diversified Operations - 1.02%
  Bandai Co. Ltd.                                      3,300             75,037
  Daikin Industries Ltd.                               1,700             49,107
  JGC Corp.                                           15,000            137,162
  Kajima Corp.                                        95,000            408,851
  Lawson Inc.                                          3,600            132,800
                                                                   ------------
                                                                        802,957
                                                                   ------------

Diversified Telecommunications - 0.95%
  Softbank Corp.                                      15,500            754,806
                                                                   ------------

Electronic Equipment &
    Instruments - 1.03%
  Advantest Corp.                                      7,700            660,515
  Keyence Corp.                                          700            156,846
                                                                   ------------
                                                                        817,361
                                                                   ------------

Financial Services - 3.51%
  Credit Saison Co. Ltd.                              24,600            895,462
  Orix Corp.                                           5,500            747,145
  Promise Co. Ltd.                                    12,200            871,514
  SFCG Co. Ltd.                                        1,050            265,395
                                                                   ------------
                                                                      2,779,516
                                                                   ------------

Insurance - 0.71%
  Millea Holdings Inc.                                    38            563,677
                                                                   ------------

Machinery - 0.84%
SMC Corp.                                              5,800            663,941
                                                                   ------------

--------------------------------------------------------------------------------
                                                                 Value (Note 2)
COMMON STOCKS                                         Shares                US$
--------------------------------------------------------------------------------
Real Estate - 1.41%
  Mitsui Fudosan Co. Ltd.                             79,000       $    959,842
  Sumitomo Realty &
    Development Co. Ltd.                              12,000            156,455
                                                                   ------------
                                                                      1,116,297
                                                                   ------------

Retailers - 0.65%
  Citizen Watch Co. Ltd.                              12,700            122,080
  Fast Retailing Co. Ltd.                              5,200            395,823
                                                                   ------------
                                                                        517,903
                                                                   ------------

Semiconductor Equipment
    & Products - 0.37%
  NEC Electronics Corp.                                6,000            292,769
                                                                   ------------

Trading Companies &
    Distributors - 2.38%
  Mitsui & Co. Ltd.                                  210,000          1,883,381
                                                                   ------------
Total Japan                                                          17,184,430
                                                                   ------------

--------------------------------------------------------------------------------
MALAYSIA - 0.62%
--------------------------------------------------------------------------------
Banks - 0.50%
  Commerce Asset
    Holdings BHD                                     319,400            395,047
                                                                   ------------

Diversified Operations - 0.12%
IOI Corp. BHD                                         37,400             93,500
                                                                   ------------
Total Malaysia                                                          488,547
                                                                   ------------

--------------------------------------------------------------------------------
NETHERLANDS - 1.17%
--------------------------------------------------------------------------------
Diversified Operations - 0.78%
  European Aeronautic Defense
    and Space Co.                                     21,274            618,528
                                                                   ------------

Diversified Telecommunications - 0.39%
  Royal KPN NV                                        32,454            308,350
                                                                   ------------
Total Netherlands                                                       926,878
                                                                   ------------

--------------------------------------------------------------------------------
NORWAY - 0.66%
--------------------------------------------------------------------------------
Oil & Gas - 0.66%
Statoil ASA                                           33,300            522,319
                                                                   ------------
Total Norway                                                            522,319
                                                                   ------------

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
                                                                 Value (Note 2)
COMMON STOCKS                                         Shares                US$
--------------------------------------------------------------------------------
SINGAPORE - 1.08%
--------------------------------------------------------------------------------
Electronic Equipment &
    Instruments - 0.53%
  Venture Corp. Ltd.                                  43,000       $    418,831
                                                                   ------------

Real Estate - 0.55%
  CapitaLand Ltd.                                     82,000            106,996
  City Developments Ltd.                              76,000            330,556
                                                                   ------------
                                                                        437,552
                                                                   ------------
Total Singapore                                                         856,383
                                                                   ------------

--------------------------------------------------------------------------------
SOUTH KOREA - 1.14%
--------------------------------------------------------------------------------
Banks - 1.14%
  Kookmin Bank*                                       23,030            901,000
                                                                   ------------
Total South Korea                                                       901,000
                                                                   ------------

--------------------------------------------------------------------------------
SPAIN - 0.84%
--------------------------------------------------------------------------------
Banks - 0.84%
  Banco Santander Central
    Hispano SA                                        53,426            663,014
                                                                   ------------
Total Spain                                                             663,014
                                                                   ------------

--------------------------------------------------------------------------------
SWITZERLAND - 8.77%
--------------------------------------------------------------------------------
Banks - 5.04%
  Credit Suisse Group                                 46,999          1,975,686
  UBS AG                                              24,029          2,014,919
                                                                   ------------
                                                                      3,990,605
                                                                   ------------

Building Materials - 0.77%
  Holcim Ltd.                                         10,068            606,506
                                                                   ------------

Chemicals - 1.21%
  Syngenta AG                                          9,023            958,560
                                                                   ------------

Insurance - 0.38%
  Zurich Financial
    Services AG                                        1,817            302,966
                                                                   ------------

Pharmaceuticals - 1.37%
  Roche Holdings AG                                    9,434          1,086,018
                                                                   ------------
Total Switzerland                                                     6,944,655
                                                                   ------------

--------------------------------------------------------------------------------
                                                                 Value (Note 2)
COMMON STOCKS                                         Shares                US$
--------------------------------------------------------------------------------
TAIWAN - 1.15%
--------------------------------------------------------------------------------
Diversified Telecommunications - 0.20%
  D-Link Corp.                                       134,356       $    156,869
                                                                   ------------

Semiconductor Equipment &
          Products - 0.95%
  Advanced Semiconductor
            Engineering                              997,000            755,065
                                                                   ------------
Total Taiwan                                                            911,934
                                                                   ------------

--------------------------------------------------------------------------------
THAILAND - 1.30%
--------------------------------------------------------------------------------
Banks - 0.73%
  Kasikornbank PCL*                                  200,400            288,865
  Kasikornbank PCL NVDR*                             210,000            283,783
                                                                   ------------
                                                                        572,648
                                                                   ------------

Building Materials - 0.57%
  Siam Cement PCL*                                     6,200             38,940
  Siam Cement PCL NVDR*                               65,800            413,261
                                                                   ------------
                                                                        452,201
                                                                   ------------
Total Thailand                                                        1,024,849
                                                                   ------------

--------------------------------------------------------------------------------
UNITED KINGDOM - 18.06%
--------------------------------------------------------------------------------
Airlines - 1.47%
  British Airways PLC*                               258,386          1,165,778
                                                                   ------------

Banks - 6.04%
  HBOS PLC                                           138,195          2,249,921
  Royal Bank of Scotland
    Group PLC                                         31,643          1,064,365
  Standard Chartered PLC                              79,076          1,470,359
                                                                   ------------
                                                                      4,784,645
                                                                   ------------

Beverages, Food & Tobacco - 1.35%
  British American Tobacco PLC                        61,801          1,064,900
                                                                   ------------

Diversified Operations - 1.45%
  Rolls-Royce Group PLC                              236,582          1,121,909
  Rolls-Royce Group PLC,
    Class B Shares*                               13,922,739             27,265
                                                                   ------------
                                                                      1,149,174
                                                                   ------------

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2004

--------------------------------------------------------------------------------
                                                                 Value (Note 2)
COMMON STOCKS                                         Shares                US$
--------------------------------------------------------------------------------
Entertainment - 1.51%
  Carnival PLC                                        19,559       $  1,193,382
                                                                   ------------

Metals & Mining - 1.67%
  Anglo American PLC                                  49,260          1,165,156
  Lonmin PLC                                           8,805            155,016
                                                                   ------------
                                                                      1,320,172
                                                                   ------------

Minerals - 1.57%
  Xstrata PLC                                         69,462          1,242,917
                                                                   ------------

Pharmaceuticals - 0.71%
  AstraZeneca PLC                                     15,515            562,682
                                                                   ------------

Television - 1.17%
  ITV PLC                                            458,913            927,324
                                                                   ------------

Wireless Telecommunications
    Services - 1.12%
  mm02 PLC*                                          377,924            890,646
                                                                   ------------
Total United Kingdom                                                 14,301,620
                                                                   ------------

Total Common Stock
 (Cost $50,938,418)                                                  56,976,576
                                                                   ------------

--------------------------------------------------------------------------------
PREFERRED                                            Shares/
STOCK - 1.12%                                    Face Amount
--------------------------------------------------------------------------------
GERMANY - 1.12%
--------------------------------------------------------------------------------
  Porsche AG                                           1,395            890,244
                                                                   ------------

Total Preferred Stock
 (Cost $885,744)                                                        890,244

--------------------------------------------------------------------------------
EQUITY PERFORMANCE
LINKED NOTE** - 1.06%
--------------------------------------------------------------------------------
JAPAN - 1.06%
--------------------------------------------------------------------------------
  UBS Japan Mid-Cap
    Index*                                    JPY 54,300,000            838,998
                                                                   ------------

Total Equity Performance Linked Note
  Cost $737,281)                                                        838,998
                                                                   ------------

--------------------------------------------------------------------------------
EQUITY LINKED                                        Shares/     Value (Note 2)
WARRANT** - 0.57%                                Face Amount                US$
--------------------------------------------------------------------------------
INDIA - 0.57%
  Industrial Development
    Bank of India*+
    Expires 01/08/07                                 175,221       $    449,284
                                                                   ------------

Total Equity Linked Warrant
(Cost $345,949)                                                         449,284
                                                                   ------------

Total Investments - 74.71%
  (Cost $52,907,392)                                                 59,155,102

Other Assets in Excess
    of Liabilities - 25.29%                                          20,020,491
                                                                   ------------

Net Assets - 100.00%                                               $ 79,175,593
                                                                   ============

*    -- Non-income producing security.

**   -- See Note 2 in Notes to Financial Statements.

+    -- Security considered illiquid.

JPY  -- Japanese Yen

NVDR -- Non-Voting Depositary Receipt

Sector Weightings (Unaudited)

46.6% Financials
13.0% Industrials
11.6% Utilities
9.5% Consumer Discretionary
7.0% Basic Materials
6.7% Information Technology
4.9% Telecommunication Services
3.7% Energy
2.8% Health Care
2.2% Equity Performance Linked Notes
2.0% Consumer Staples

Percentage based on total investments.

                     See notes to the financial statements.

                                TT EAFE Portfolio
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2004

                                                                                 US$
                                                                            ------------
Assets:
Investments, at value (cost $52,907,392) ...............................    $ 59,155,102
Cash at interest* ......................................................      18,292,393
Foreign currency, at value (cost $1,217,430) ...........................       1,220,852
Receivable for investments sold ........................................         381,207
Recoverable foreign taxes ..............................................         128,055
Unrealized gain on open forward foreign currency exchange contracts ....         217,079
Dividend and interest receivable .......................................          50,626
Unrealized gain on open spot contacts ..................................             207
Other assets ...........................................................          20,021
                                                                            ------------
  Total Assets .........................................................      79,465,542
                                                                            ------------
Liabilities:
Unrealized loss on open forward foreign currency exchange contracts ....          72,342
Payable for investments purchased ......................................          68,591
Payable for professional fees ..........................................          43,618
Payable for investment advisory fees ...................................          32,778
Payable for accrued foreign capital gains tax ..........................          17,594
Payable for administration fees ........................................           8,515
Accrued expenses and other liabilities .................................          46,511
                                                                            ------------
Total Liabilities ......................................................         289,949
                                                                            ------------
Net Assets .............................................................    $ 79,175,593
                                                                            ------------

*     See Note 2 in Notes to Financial Statements.

                     See notes to the financial statements.

                                TT EAFE Portfolio
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2004

                                                                                             US$
                                                                                        ------------
Investment Income:
Dividend income (net of foreign taxes withheld of $217,077) ........................    $  1,624,437
Interest income ....................................................................          39,337
                                                                                        ------------
  Total Investment Income ..........................................................       1,663,774
                                                                                        ------------
Expenses:
Investment advisory fee ............................................................         493,840
Administration fees ................................................................          99,244
Custody fees .......................................................................          78,192
Professional fees ..................................................................          58,617
Trustees' fees and expenses ........................................................          46,206
Printing fees ......................................................................          34,810
Other fees .........................................................................          40,044
                                                                                        ------------
  Total Expenses ...................................................................         850,953
                                                                                        ------------
Net Investment Income ..............................................................         812,821
                                                                                        ------------

Realized/Unrealized Gain/Loss on Investments:
Net realized gain on:
  Investment security transactions .................................................      13,828,463
  Foreign currency transactions and forward foreign currency exchange contracts ....       1,292,345

Net change in unrealized appreciation (depreciation) on:
  Investment securities ............................................................      (6,692,969)
  Foreign capital gains tax on appreciated securities ..............................         (17,594)
  Foreign currency translation and forward foreign currency exchange contracts .....         148,120
                                                                                        ------------
Net Gain on Investments ............................................................       8,558,365
                                                                                        ------------
Net Increase in Net Assets Resulting from Operations ...............................    $  9,371,186
                                                                                        ============

                     See notes to the financial statements.

                                TT EAFE Portfolio
                   STATEMENTS OF CHANGES IN NET ASSETS

                                                                          TT EAFE
                                                                         Portfolio

                                                                    Year             Year
                                                                   Ended            Ended
                                                                December 31,     December 31,
                                                                    2004             2003
                                                                     US$              US$
                                                                ------------     ------------
Operations:
Net investment income ......................................    $    812,821     $    949,576
Net realized gain on investments, foreign currency
  transactions and foreign currency exchange contracts .....      15,120,808        4,041,255
Net change in accrued foreign capital tax gains
  on appreciated securities ................................         (17,594)              --
Net change in unrealized appreciation/(depreciation)
  on investments, foreign currency translation and
  foreign currency exchange contracts ......................      (6,544,849)      17,346,569
                                                                ------------     ------------
  Net increase in net assets resulting from operations .....       9,371,186       22,337,400
                                                                ------------     ------------
Capital Transactions:
  Contributions ............................................      43,106,070        5,813,185
  Withdrawals ..............................................     (55,864,939)     (44,341,929)
                                                                ------------     ------------
  Net decrease in net assets from capital transactions .....     (12,758,869)     (38,528,744)
                                                                ------------     ------------
Total decrease in net assets ...............................      (3,387,683)     (16,191,344)
                                                                ------------     ------------
Net Assets:
Beginning of year ..........................................      82,563,276       98,754,620
                                                                ------------     ------------
End of year ................................................    $ 79,175,593     $ 82,563,276
                                                                ============     ============

                     See notes to the financial statements.

                                TT EAFE Portfolio

                  Notes to the Financial Statements (Unaudited)

1.    Organization

TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. TT Active International Mutual Fund held 48.2% and the LKCM International Fund held 51.8% of the Portfolio, respectively, as of December 31, 2004.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

      A.    Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      B.    Security Valuation

      Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolio are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolio seeks to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolio's Board of Trustees. The Portfolio's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Portfolio's Board of Trustees.

      Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Portfolio's adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it may request that a meeting of the Valuation Committee be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser for the Portfolio that such limits have been exceeded. In such event, the adviser makes the determination whether a meeting of the Valuation Committee should be called based on the information provided.

      C.    Security Transactions and Income Recognition

      Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

      D.    Expenses

      Expenses that are directly related to the Portfolio are charged to the Portfolio. Other operating expenses of the Portfolio Trust are allocated to the Portfolio on the basis of relative daily net assets.

      E.    Foreign Currency Translation

      For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and Federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

      F.    Forward Foreign Currency Contracts

      The Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable forward foreign exchange rate and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.

                                                                 Net Unrealized
       Settlement             Deliver/              Receive/      Appreciation/
       Date          Units of Currency       In Exchange For     (Depreciation)
-------------------------------------------------------------------------------

       01/10/05       GBP    1,727,416      EUR    2,500,000          $  84,293
       01/13/05       JPY  437,610,800      AUD    5,420,000            (31,681)
       01/14/05       EUR      750,000      HKD    7,920,000                363
       01/14/05       HKD   28,848,100      EUR    2,800,000             91,347
       01/21/05       AUD    1,497,627      GBP      590,000            (40,661)
       01/31/05       SGD    1,274,260      EUR      580,000              6,960
       02/03/05       JPY  222,539,352      EUR    1,610,000             11,194
       02/04/05       GBP      780,000      SEK   10,069,129             22,922
                                                                      ---------
                                                                      $ 144,737
                                                                      =========

      AUD -- Australian Dollar                 JPY -- Japanese Yen
      EUR -- Euro                              SEK -- Swedish Krona
      GBP -- Britain Pound Sterling            SGD -- Singapore Dollar
      HKD -- Hong Kong Dollar

      G.    Equity-Linked Notes and Warrants

      The Portfolio has invested in equity-linked notes, under which the payment of principal at maturity is indexed to the market values of a specified equity security or basket of equity securities. Equity Warrants permit the exchange of the warrant at any time until maturity for the underlying equity security. The notes are obligations of, and purchased from, a dealer who has agreed to make a secondary market in them at a price based on the daily closing values of the specified basket. In addition to the market risk of the underlying holding, the Portfolio bears additional counterparty risk to the issuing dealer. Under the terms of the notes, the Portfolio's maximum loss is limited to its initial investment.

      H.    Cash at Interest

      As of December 31, 2004, the Portfolio had $18,292,393 in cash held at Northern Trust (the "Custodian") and is classified as cash at interest on the Statement of Assets and Liabilities. The significant cash portion was due to a pending redemption from the TT Active International Mutual Fund. Amounts so invested are generally available on the same business day.

3.    Agreements and Other Transactions with Affiliates

      Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

      Certain officers of the Portfolio Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Portfolio for serving as officers of the Portfolio Trust.

4.    Security Transactions

      Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2004, were as follows:

      Cost of Purchases                                      Proceeds from Sales
      US$                                                                    US$
      --------------------------------------------------------------------------
      174,949,436                                                    198,563,556

5.    Federal Income Taxes

      The Portfolio intends to continue to qualify as a partnership for U.S. Federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. Federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. Federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its Federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

      It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the invest-ment company invested all of its assets in the corresponding Portfolio.

      At December 31, 2004, the Portfolio's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. Federal income tax purposes were as follows:

                          Unrealized          Unrealized     Net Unrealized
      Tax Cost          Appreciation        Depreciation       Appreciation
      US$                        US$                 US$                US$
--------------------------------------------------------------------------------
      53,893,280           6,404,433         (1,142,611)          5,261,822

6.    Risks

      Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

      Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its invest-ment in foreign securities.

      In the normal course of business, the Portfolio Trust enters into contracts that provide general indemnifications. The Portfolio Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio Trust and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7.    Financial Highlights

The ratios of expenses and net investment income to average net assets, total return and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                              Year            Year            Year             Year           Period
                             Ended           Ended           Ended            Ended            Ended
                      December 31,    December 31,    December 31,     December 31,     December 31,
                              2004            2003            2002             2001            2000*
------------------------------------------------------------------------------------------------------
Ratio of expenses             0.86%           1.08%           0.85%            0.85%            0.92%+

Ratio of net
  investment income           0.82%           1.30%           1.38%            0.51%            0.39%+

Portfolio Turnover             192%            184%            231%             255%              37%

Total Return                 11.87%          34.79%         (18.51)%         (28.80)%          (4.54)%^

* For the period October 2, 2000 (commencement of operations) through December 31, 2000.

+     Annualized.

^     Not Annualized.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TT International U.S.A. Master Trust and Shareholders of
TT EAFE Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

                  DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Portfolio's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Portfolio's average net assets; this percentage is known as the Portfolio's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio's costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the last six-month period. The "Expenses Paid During Period" column shows the estimated actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense cost from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to esti-mate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypo-thetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

Beginning                                      Ending                   Expenses
Account                                       Account    Annualized         Paid
Value                                           Value       Expense       During
TT EAFE Portfolio              6/30/04       12/31/04        Ratios      Period*
--------------------------------------------------------------------------------
Actual Portfolio Return      $1,000.00      $1,086.50          0.92%       $4.83
Hypothetical 5% Return       $1,000.00      $1,020.51          0.92%       $4.67
-----------------------      ---------      ---------          -----       -----

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management of the Fund and the Portfolio (Unaudited)

The following chart lists Trustees and Officers as of November 18, 2004

The management and affairs of each Fund are supervised by the Trustees of the Feeder Trust under the laws of the Commonwealth of Massachusetts. The management and affairs of each Portfolio are supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.

The Trustees and officers of the Feeder Trust and the Portfolio Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies managed by TT International that they oversee are set forth below. Unless otherwise indicated below, the address of each Trustee and officer is One Freedom Valley Drive, Oaks, PA 19456. Each Trustee and officer holds office for the lifetime of the Trusts unless that individual resigns, retires or is otherwise removed or replaced. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-465-5722.

Trustees of the Feeder Trust and the Portfolio Trust

-----------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees(1)
                                                               Number of
                                             Term of           Portfolios
                                            Office and          in Fund                   Principal Occupation(s)
                        Position(s)           Length            Complex                    During Past 5 Years;
Name                    Held with            of Time           Overseen                     Other Directorships
& Age                   the Trusts            Served           by Trustee                     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
John A. Benning         Trustee of the      Since            TT International        Retired (since December 1999);
Age: 70                 Feeder Trust        August 2000      U.S.A. Master           Senior Vice President and
                        and the                              & Feeder Trusts:        General Counsel and Secretary,
                        Portfolio Trust                      4 Portfolios            Liberty Financial Companies,
                                                                                     Inc. (financial services) (1985-
                                                                                     1999). Trustee, Liberty All-Star
                                                                                     Equity Fund (one mutual fund)
                                                                                     and Director, Liberty All-Star
                                                                                     Growth Fund, Inc. (one mutual
                                                                                     fund) (since October 2002);
                                                                                     General Partner, Mad River
                                                                                     Green Partners (real estate)
                                                                                     (since 1972).
-----------------------------------------------------------------------------------------------------------------------
Peter O. Brown          Trustee of the      Since            TT International        Counsel, Harter, Secrest &
Age: 64                 Feeder Trust        August 2000      U.S.A. Master           Emery LLP (law firm) since
                        and the                              & Feeder                2001); Partner, Harter, Secrest &
                        Portfolio Trust                      Trusts: 4 Portfolios    Emery LLP (from 1998-2000).
                                                                                     Trustee, CGM Trust (three
                                                                                     mutual funds) and CGM Capital
                                                                                     Development Fund (one mutual
                                                                                     fund) (since June 1993).
-----------------------------------------------------------------------------------------------------------------------

(1) Non-Interested Trustees are those Trustees who are not "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.

Trustees of the Feeder Trust and the Portfolio Trust

-----------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees (continued)
                                                               Number of
                                             Term of           Portfolios
                                            Office and          in Fund                   Principal Occupation(s)
                        Position(s)           Length            Complex                    During Past 5 Years;
Name                    Held with            of Time           Overseen                     Other Directorships
& Age                   the Trusts            Served           by Trustee                     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee of the      Since            TT International        Self-Employed Consultant (since
Age: 63                 Feeder Trust        August 2000      U.S.A. Master &         1999); Partner,
                        and the                              Feeder                  PricewaterhouseCoopers LLP
                        Portfolio Trust                      Trusts: 4 Portfolios    (accounting firm) (1998 to
                                                                                     June 1999).
                                                                                     Trustee, Hillview Investment
                                                                                     Trust II (three mutual funds)
                                                                                     (since September 2000).
-----------------------------------------------------------------------------------------------------------------------
Interested Trustees(3)

Jacqui Brownfield(3)    Trustee of the      Since            TT International        Vice President and Operations
Age: 43                 Portfolio Trust     June 2003        U.S.A. Master           Manager, Luther King Capital
                                                             Trusts: 2 Portfolios    Management (since 1987).
-----------------------------------------------------------------------------------------------------------------------

(2) Interested Trustees are those Trustees who are "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.

(3) Ms. Brownfield is deemed to be an interested Trustee of the Portfolio Trust because of her affiliation with (i) LKCM International Fund, the investment company, which invests all of its investable assets in a series of the Portfolio Trust and (ii) Luther King Capital Management, the investment adviser to the LKCM International Fund.

Officers of the Feeder Trust and the Portfolio Trust

--------------------------------------------------------------------------------------------------------------------
                                            Term of
                                          Office and
                        Position(s)         Length                         Principal Occupation(s)
Name                    Held with           of Time                          During Past 5 Years;
& Age                   the Trusts          Served                   Other Directorships Held by Trustee
--------------------------------------------------------------------------------------------------------------------
David J.S. Burnett      President         Since             Managing Partner, TT International (since September
Age: 47                                   August 2000       1998); Director, TJA Inc. (investment company) (since
                                                            November 2002); Chairman, TT International Bermuda
                                                            Ltd. (since November 2001); Director, TT International
                                                            Funds PLC (investment management)(since August
                                                            2001); Director, TT International Advisors Inc.
                                                            (investment marketing) (since March 2001); Director,
                                                            TT Asia Pacific Alpha Fund Limited (investment
                                                            management) (since March 2004); Director, TT Asia
                                                            Pacific Beta Fund Limited (investment management)
                                                            (since March 2004); Director, TT Long/Short Europe
                                                            Alpha Fund Limited (investment management) (since
                                                            April 2004); Director, TT Long/Short Europe Fund
                                                            Limited (investment management) (since April 2004);
                                                            Director, TT Long/Short Japan Alpha Fund Limited
                                                            (investment management) (since October 2003);
                                                            Director, TT Long/Short Japan Fund Limited (investment
                                                            management) (since October 2003); Director, TT Mid-
                                                            Cap Europe Long/Short Alpha Fund Limited (investment
                                                            management) (since July 2004); Director, TT Mid-Cap
                                                            Europe Long/Short Fund Limited (investment
                                                            management) (since July 2004); Director, TT Event-
                                                            Driven Alpha Fund Limited (investment management)
                                                            (since April 2004); Director, TT Event-Driven Fund
                                                            Limited (investment management) (since April 2004);
                                                            Director, TT Crosby Limited (property lease holding
                                                            company) (since January 1999), Director, TT
                                                            International (Hong Kong) Limited (investment
                                                            company) (since October 2003).
--------------------------------------------------------------------------------------------------------------------
S. Austin Allison       Secretary         Since             Partner, Head of Compliance & Legal, TT International
Age: 57                 and Chief         August 2000       (since January 2001); Head of Compliance and Legal,
                        Compliance                          TT International (June 2000 to December 2000);
                        Officer                             Director, TT International Advisors Inc. (investment
                                                            marketing) (since March 2001); Director, TT
                                                            International Funds PLC (since August 2001); Director,
                                                            TT International (Bermuda) Limited (since November
                                                            2001); Director, TJA Inc. (investment company) (since
                                                            November 2002); Director, TT Crosby Limited (property
                                                            lease holding company) (since November 2002);
                                                            Director, TT International (Hong Kong) Limited
                                                            (investment company (since October 2003).
--------------------------------------------------------------------------------------------------------------------

Officers of the Feeder Trust and the Portfolio Trust

--------------------------------------------------------------------------------------------------------------------
                                           Term of
                                         Office and
                        Position(s)        Length                          Principal Occupation(s)
Name                    Held with          of Time                           During Past 5 Years;
& Age                   the Trusts         Served                    Other Directorships Held by Trustee
--------------------------------------------------------------------------------------------------------------------
Graham Barr             Treasurer         Since             Financial Controller, TT International (since June
Age: 39                                   August 2000       1998); former Company Secretary, TT Crosby Ltd.
                                                            (holding company) (from November 1999 to November
                                                            2002); former Head of Investment Accounting, AIB
                                                            Govett Asset Management (fund management) (August
                                                            1993 to June 1998).
--------------------------------------------------------------------------------------------------------------------
Jennifer                Assistant         Since             Director, SEI Investments, Fund Accounting and
Spratley, CPA           Treasurer         2004              Administration since November 1999; Audit Manager,
Age: 35                                                     Ernst & Young LLP (1991-1999).
--------------------------------------------------------------------------------------------------------------------

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                                       78

                       This page intentionally left blank.

                                   LKCM FUNDS
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

--------------------------------------------------------------------------------
Officers and Trustees
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Trustee,                            Vice President, CCO,
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Joseph C. Neuberger
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Chairman of the Board               Assistant Secretary

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------
Investment Adviser
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
Custodian for all Funds except LKCM International Fund
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------
Custodian for LKCM International Fund
   The Northern Trust Company
   50 South LaSalle Street
   Chicago, IL 60675
--------------------------------------------------------------------------------
Fund Accountant & Sub-Administrator for LKCM International Fund
   SEI Investments Company
   1 Freedom Valley Drive
   Oaks, PA 19456
--------------------------------------------------------------------------------
Independent Auditors
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
Distributor
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  12/31/2004         FYE  12/31/2003
----------------------------- ----------------------- -----------------------
Audit Fees                    $67,200                 $66,000
Audit-Related Fees            $0                      $0
Tax Fees                      $18,150                 $17,000
All Other Fees                $0                      $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

-------------------------------- ------------------------ -------------------
Non-Audit Related Fees           FYE  12/31/2004          FYE  12/31/2003
-------------------------------- ------------------------ -------------------
Registrant                       $0                       $0
Registrant's Investment Adviser  $74,700                  $125,633
-------------------------------- ------------------------ -------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of
     1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

   (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

   (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant) LKCM Funds
                     ----------------------------------------------------

         By (Signature and Title) /s/ J. Luther King, Jr.
                                 ----------------------------------------
                                  J. Luther King, Jr., President

         Date March 11, 2005
             ------------------------------------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)* /s/ J. Luther King, Jr.
                                  --------------------------------------
                                   J. Luther King, Jr., President

         Date March 11, 2005
             -----------------------------------------------------------

         By (Signature and Title)* /s/ Jacqui Brownfield
                                  --------------------------------------
                                  Jacqui Brownfield, Treasurer

         Date March 11, 2005
             -----------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.